                            THE PER-SE TECHNOLOGIES
                         EMPLOYEES' RETIREMENT SAVINGS
                                      PLAN

           THE PER-SE TECHNOLOGIES EMPLOYEES' RETIREMENT SAVINGS PLAN


         THIS INDENTURE made on the 20th day of January, 2000, by PER-SE TECHNOLOGIES, INC. (formerly Medaphis Corporation), a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor");


                              W I T N E S S E T H:


         WHEREAS, the Primary Sponsor established by indenture dated June 30, 1991, the Medaphis Corporation Employees' Retirement Savings Plan which was last amended and restated by indenture dated June 30, 1995 (the "Plan"); and


         WHEREAS, the Primary Sponsor wishes to amend and restate the Plan to change the name of the Plan to the Per-Se Technologies Employees' Retirement Savings Plan to reflect changes required or permitted by the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997; and


         WHEREAS, the Board of Directors of the Primary Sponsor has approved and authorized the amendment and restatement of the Plan; and


         WHEREAS, the Plan is intended to be a profit sharing plan within the meaning of Treasury Regulations Section 1.401-1(b)(1)(ii) and also contains a cash or deferred arrangement as described in Section 401(k) of the Internal Revenue Code of 1986.


         NOW, THEREFORE, the Primary Sponsor does hereby amend and restate the Plan, in its entirety, generally effective January 1, 1997, except as otherwise provided herein, to read as follows:

                               TABLE OF CONTENTS
                               -----------------

                                                                                                               Page
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
SECTION 1         DEFINITIONS.....................................................................................1

SECTION 2         ELIGIBILITY....................................................................................11

SECTION 3         CONTRIBUTIONS..................................................................................11

SECTION 4         ALLOCATIONS....................................................................................13

SECTION 5         INDIVIDUAL FUNDS AND INVESTMENTS OF TRUST ASSETS...............................................14

SECTION 6         PLAN LOANS.....................................................................................15

SECTION 7         WITHDRAWALS DURING EMPLOYMENT..................................................................17

SECTION 8         DEATH BENEFITS.................................................................................19

SECTION 9         PAYMENT OF BENEFITS ON RETIREMENT OR DEATH.....................................................20

SECTION 10        PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT...............................................26

SECTION 11        ADMINISTRATION OF THE PLAN.....................................................................28

SECTION 12        CLAIM REVIEW PROCEDURE.........................................................................30

SECTION 13        LIMITATION OF ASSIGNMENT, ETC..................................................................31

SECTION 14        PROHIBITION AGAINST DIVERSION..................................................................32

SECTION 15        LIMITATION OF RIGHTS...........................................................................32

SECTION 16        AMENDMENT TO OR TERMINATION....................................................................32

SECTION 17        ADOPTION OF PLAN BY AFFILIATES.................................................................34

SECTION 18        QUALIFICATION AND RETURN OF CONTRIBUTIONS......................................................34

SECTION 19        INCORPORATION OF SPECIAL LIMITATIONS...........................................................35

APPENDIX A        SPECIAL NONDISCRIMINATION RULES...............................................................A-1

APPENDIX B        LIMITATION ON ALLOCATIONS.....................................................................B-1

APPENDIX C        TOP-HEAVY PROVISIONS..........................................................................C-1

APPENDIX D        SPECIAL RULES.................................................................................D-1

                                   SECTION 1
                                  DEFINITIONS

         Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise and the following words and phrases shall, when used herein, have the meanings set forth below:

         1.1 "Account" means the account established and maintained by the Plan Administrator to reflect the interest of a Member in the Fund. In addition to any other accounts as the Plan Administrator may establish and maintain, the Plan Administrator shall establish and maintain separate accounts (each of which shall be adjusted pursuant to the Plan to reflect income, gains, losses and other credits or charges attributable thereto) for each Member to be designated as follows:

                  (a) "Employee Deferral Account" which shall reflect a Member's interest in contributions made by a Plan Sponsor under Plan
         Section 3.1 and as Qualified Nonelective Contributions (as defined in Appendix A).

                  (b) "Matching Account" which shall reflect a Member's interest in matching contributions made by a Plan Sponsor under Plan
         Section 3.2.

                  (c) "Company Account" which shall reflect a Member's interest in contributions made by a Plan Sponsor under Plan Section 3.3.

                  (d) "Rollover Account" which shall reflect a Member's interest in Rollover Amounts.

                  (e) "Prior Company Account" which shall reflect a Member's interest in contributions (other than Elective Deferrals) that are made by a Member's prior employer and which are 100% vested.

In addition, the Plan Administrator shall allocate the interest of a Member in any funds transferred to the Plan in a trust-to-trust transfer (other than Rollover Amounts) or pursuant to the merger of another tax-qualified retirement plan with the Plan among the Member's Accounts as the Plan Administrator determines best reflects the interest of the Member.

         1.2      "Accrued Benefit" means the balance of a Member's Account.

         1.3 "Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor, (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with a Plan Sponsor, (c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with a Plan Sponsor, and (d) any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).

         1.4      "Anniversary Date" means the first day of each Plan Year.

         1.5 "Annual Compensation" means the amount paid to an Employee by a Plan Sponsor and Affiliates during a Plan Year as compensation that would be subject to income tax withholding under Code Section 3401(a), (but without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code Section 3401(a)(2), to the extent not in excess of $160,000 (for the Plan Year beginning in 1997), which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury, except for purposes of determining Highly Compensated Employees. Notwithstanding the above, Annual Compensation shall be determined as follows:

                  (a) in determining the amount of contributions under Plan Section 3 and allocations under Plan Section 4 made by or on behalf of an Employee and for purposes of applying the provisions of Appendix A hereto for such Plan Years as the Secretary of the Treasury may allow, Annual Compensation shall only include amounts received for the portion of the Plan Year during which the Employee was a Member and shall exclude income from sources outside the United States whether or not excludable under Code Section 911;

                  (b) in determining the amount of contributions under Plan Section 3 and allocations under Plan Section 4 made by or on behalf of an Employee, Annual Compensation shall not include reimbursements or other expense allowances, taxable fringe benefits, short-term disability pay, amounts realized from the exercise of non-qualified stock options or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, moving expense allowances, deferred compensation, and welfare benefits. Notwithstanding anything contained herein to the contrary, if using the definition of Annual Compensation as described in this Subsection
         (b) for purposes of Plan Section 3.3 results in a "compensation percentage" for Employees who are Highly Compensated Employees which is greater than the "compensation percentage" for Employees who are not Highly Compensated Employees by more than a de minimis amount, then short-term disability pay and amounts realized from the exercise of non-qualified stock options or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture shall be included in Annual Compensation for purposes of Plan Section 3.3. The "compensation percentage" for a group of Employees is the average of the "compensation ratio" for each Employee in the group. An Employee's "compensation ratio" is the Employee's Annual Compensation determined pursuant to the first sentence of this Subsection (b) divided by the Employee's Annual Compensation determined pursuant to the second sentence of this Subsection (b).

                  (c) in determining the amount of contributions under Plan Sections 3.1 and 3.2 made by or on behalf of an Employee, Annual Compensation shall include amounts accrued with respect to services performed in the Plan Year and, but for the Employee's election to defer such amounts (under this Plan or any other plan of deferred compensation maintained by the Primary Sponsor or an Affiliate), would have been received by the Employee in the Plan Year;

                  (d) for all purposes under the Plan, except as provided in Subsection (e), Annual Compensation shall include any amount contributed by a Plan Sponsor on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under Sections 125, 402(g)(3), and 402(h) of the Code.

                  (e) for purposes of applying the annual addition limits set forth in Appendix B, the provisions of Subsection (d) shall not apply until January 1, 1998;

                  (f) for purposes of applying the annual addition limits set forth in Appendix B, the term Plan Sponsor as used in Plan Section
         1.5 shall mean Plan Sponsor as that term is defined in Section 4 of Appendix B.

         1.6 "Beneficiary" means the person or trust that a Member designated most recently in writing to the Plan Administrator; provided, however, that if the Member has failed to make a designation, no person designated is alive, no trust has been established, or no successor Beneficiary has been designated who is alive, the term "Beneficiary" means (a) the Member's spouse or (b) if no spouse is alive, the Member's surviving children, or (c) if no children are alive, the Member's parent or parents, or (d) if no parent is alive, the legal representative of the deceased Member's estate. Notwithstanding the preceding sentence, the spouse of a married Member shall be his Beneficiary unless that spouse has consented in writing to the designation by the Member of some other person or trust and the spouse's consent acknowledges the effect of the designation and is witnessed by a notary public or a Plan representative. A Member may change his designation at any time. However, a Member may not change his designation without further consent of his spouse under the terms of the preceding sentence unless the spouse's consent permits designation of another person or trust without further spousal consent and acknowledges that the spouse has the right to limit consent to a specific beneficiary and that the spouse voluntarily relinquishes this right. Notwithstanding the above, the spouse's consent shall not be required if the Member establishes to the satisfaction of the Plan Administrator that the spouse cannot be located, if the Member has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a "qualified domestic relations order" (as defined in Code Section 414(p)) provides otherwise, or if there are other circumstances as the Secretary of the Treasury prescribes. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse.

         1.7 "Board of Directors" means the Board of Directors of the Primary Sponsor.

         1.8 "Break in Service" means the failure of an Employee to perform an Hour of Service during the twelve consecutive month period commencing on a Severance Date.

         1.9      "Code" means the Internal Revenue Code of 1986, as amended.

         1.10 "Company Stock" means a share or shares of any class of stock issued by the Primary Sponsor (or any of its Affiliates) which constitutes employer securities within the meaning of Code Section 4978(e)(5).

         1.11 "Company Stock Fund" means an Individual Fund that is primarily invested in Company Stock.

         1.12 "Deferral Amount" means a contribution of a Plan Sponsor on behalf of a Member pursuant to Plan Section 3.1.

         1.13 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         1.14 "Disability" means a disability of a Member within the meaning of Code Section 72(m)(7), to the extent that the Member is, or would be, entitled to disability retirement benefits under the federal Social Security Act or to the extent that the Member is entitled to recover benefits under any long term disability plan or policy maintained by the Plan Sponsor. The determination of whether or not a Disability exists shall be determined by the Plan Administrator and shall be substantiated by competent medical evidence.

         1.15 "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

         1.16     "Effective Date" means January 1, 1997.

         1.17 "Elective Deferrals" means, with respect to any taxable year of the Member, the sum of:

                  (a)      any Deferral Amounts;

                  (b) any contributions made by or on behalf of a Member under any other qualified cash or deferred arrangement as defined in Code Section 401(k), whether or not maintained by a Plan Sponsor, to the extent such contributions are not or would not, but for Code
         Section 402(g)(1) be included in the Member's gross income for the taxable year; and

                  (c) any other contributions made by or on behalf of a Member pursuant to Code Section 402(g)(3).

         1.18 "Eligibility Service" means the completion by an Employee of a twelve-consecutive-month period beginning on the date on which the Employee first performs or performed an Hour of Service upon his employment or reemployment or any anniversary thereof, without reaching a Severance Date; provided, however:

                  (a) if an Employee quits, retires or is discharged and then performs an Hour of Service within twelve months of his Severance Date, then such period of severance shall be taken into account in calculating Eligibility Service;

                  (b) if an Employee quits, is discharged, or retires during an absence from service of twelve months or less for any reason other than quit, discharge or attainment of a Retirement Date and the Employee then performs an Hour of Service within twelve months of the date the Employee was first absent from service, then such period of absence shall be taken into account in calculating Eligibility Service;

                  (c) in the case of an Employee who remains absent from service beyond the first anniversary of the commencement of a period of absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement, the period between the first and second anniversaries of such period of absence shall not be counted as Eligibility Service.

         Eligibility Service shall not include, in the case of a rehired Employee who did not have any vested right at his Severance Date and then incurs five consecutive Breaks in Service, all periods which would otherwise constitute Eligibility Service before the first of the five consecutive Breaks in Service commenced.

         1.19 "Eligible Employee" means any Employee of a Plan Sponsor other than an Employee who is (a) covered by a collective bargaining agreement between a union and a Plan Sponsor, provided that retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement provides for participation in the Plan, (b) a leased employee within the meaning of Code Section 414(n)(2), (c) considered a "leased employee" within the meaning of Code Section 414(n)(2) with respect to a client of a Plan Sponsor and is an active participant in the tax-qualified retirement plan of the client during any part of the Plan Year, (d) a participant in another tax-qualified retirement plan maintained by the Plan Sponsor or Affiliate thereof and who is eligible to receive benefits under such plan during any part of the Plan Year if he otherwise satisfies the requirement to either perform a requisite number of Hours of Service or be employed as of a particular date, or
(e) deemed to be an Employee of a Plan Sponsor pursuant to regulations under Code Section 414(o). In addition, no person who is initially classified by a Plan Sponsor as an independent contractor for federal income tax purposes shall be regarded as an Eligible Employee for that period, regardless of any subsequent determination that any such person should have been characterized as a common law employee of the Plan Sponsor for the period in question.

         1.20 "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an

Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         1.21 "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code
Section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and effective for distributions made after December 31, 1999, any distribution made under Section
7.2 of the Plan.

         1.22 "Employee" means any person who is employed by a Plan Sponsor or an Affiliate for purposes of the Federal Insurance Contributions Act, who is a leased employee within the meaning of Code Section 414(n)(2) with respect to a Plan Sponsor, or who is deemed to be an employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

         1.23 "Employment Date" means that date on which an Employee first performs an Hour of Service with a Plan Sponsor or, in the alternative, on which an Employee again performs an Hour of Service following any period of severance which is not required to be taken into account in determining the Employee's period of Service.

         1.24     "Entry Date" means the first day of each calendar month.

         1.25 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.26 "Fiduciary" means each Named Fiduciary and any other person who exercises or has any discretionary authority or control regarding management or administration of the Plan, any other person who renders investment advice for a fee or has any authority or responsibility to do so with respect to any assets of the Plan or any other person who exercises, or has any authority or control respecting management or disposition of assets of the Plan.

         1.27 "Fund" means the amount at any given time of cash and other property held by the Trustee pursuant to the Plan.

         1.28 "Highly Compensated Employees" shall mean, with respect to a Plan Year, each Employee who:

                  (a) was at any time during the Plan Year or the immediately preceding Plan Year an owner of more than five percent (5%) of the outstanding stock of a Plan Sponsor or Affiliate or more than five percent (5%) of the total combined voting power of all stock of a Plan Sponsor or Affiliate; or

                  (b) received Annual Compensation in excess of $80,000 (as adjusted for changes in the cost of living from time to time by the Secretary of the Treasury).

         1.29     "Hour of Service" means:

                  (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Plan Sponsor or any Affiliate during the applicable computation period, and such hours shall be credited to the computation period in which the duties are performed;

                  (b) Each hour for which an Employee is paid, or entitled to payment, by a Plan Sponsor or any Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence;

                  (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Plan Sponsor or any Affiliate, and such hours shall be credited to the computation period or periods to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (b) of this Section shall be subject to the limitations set forth in Subsection (e);

                  (d) Effective August 5, 1993, and without duplication of the Hours of Service counted pursuant to Subsection (d) hereof and solely for such purposes as required pursuant to the Family and Medical Leave Act of 1993 and the regulations thereunder (the "FMLA"), each hour (as determined pursuant to the FMLA) for which an Employee is granted leave under the FMLA (1) for the birth of a child, (2) for placement with the Employee of a child for adoption or fostercare, (3) to care for the Employee's spouse, child or parent with a serious health condition, or (4) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job;

                  (e) Solely for purposes of determining whether a Break in Service has occurred, each hour during any period that the Employee is absent from work (1) by reason of the pregnancy of the Employee,
         (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement. The hours described in this Subsection (d) shall be credited (A) only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that year solely because of that credit, or (B), in any other case, in the next following computation period; and

                  (f) The Plan Administrator shall credit Hours of Service in accordance with the provisions of Section 2530.200b-2(b) and (c) of the U.S. Department of Labor

         Regulations or such other federal regulations as may from time to time be applicable and determine Hours of Service from the employment records of a Plan Sponsor or in any other manner consistent with regulations promulgated by the Secretary of Labor, and shall construe any ambiguities in favor of crediting Employees with Hours of Service. Notwithstanding any other provision of this Section, in no event shall an Employee be credited with more than 501 Hours of Service during any single continuous period during which he performs no duties for the Plan Sponsor or Affiliate.

                  (g) In the event that a Plan Sponsor or an Affiliate acquires substantially all of the assets of another corporation or entity or a controlling interest of the stock of another corporation or merges with another corporation or entity and is the surviving entity, then service of an Employee who was employed by the prior corporation or entity and who is employed by the Plan Sponsor or an Affiliate at the time of the acquisition or merger shall be counted in the manner provided, with the consent of the Primary Sponsor, in resolutions adopted by the Plan Sponsor authorizing the counting of such service.

         1.30 "Individual Funds" means two or more individual subfunds of the Fund (other than the Loan Fund) as may be established by the Plan Administrator from time to time for the investment of the Fund.

         1.31 "Investment Committee" means a committee which may be established to direct the Trustee with respect to investments of the Fund.

         1.32 "Investment Manager" means a Fiduciary, other than the Trustee, the Plan Administrator, or a Plan Sponsor, who may be appointed by the Primary Sponsor:

                  (a) who has the power to manage, acquire, or dispose of any assets of the Fund or a portion thereof; and

                  (b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940; (2) is a bank as defined in the Investment Advisers Act of 1940; or (3) is an insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

                  (c) who has acknowledged in writing that he is a Fiduciary with respect to the Plan.

         1.33 "Loan Fund" means the separate subfund of the Fund for the investment of a Member's Account in a note made by the Member evidencing a loan to the Member from the Fund.

         1.34 "Member" means any Employee or former Employee who has become a participant in the Plan for so long as his vested Accrued Benefit has not been fully distributed pursuant to the Plan.

         1.35     "Named Fiduciary" means only the following:

                  (a)      The Plan Administrator;

                  (b)      The Trustee;

                  (c)      The Board of Directors;

                  (d)      The Investment Committee; and

                  (e)      The Investment Manager.

         1.36     "Normal Retirement Age" means age 65.

         1.37 "Plan Administrator" means the organization or person designated to administer the Plan.

         1.38 "Plan Sponsor" means individually the Primary Sponsor and any Affiliate or other entity which has adopted the Plan and Trust.

         1.39     "Plan Year" means the calendar year.

         1.40 "Retirement Date" means the date on which the Member retires on or after attaining Normal Retirement Age or becoming subject to a Disability.

         1.41 "Rollover Amount" means any amount transferred to the Fund by a Member, which amount qualifies as an Eligible Rollover Distribution under Code Section 402(c)(4), 403(a)(4), or 408(d)(3)(A)(ii) and any regulations issued thereunder.

         1.42 "Service" means a period commencing on an Employee's Employment Date and ending on his Severance Date thereafter. The following rules shall apply:

                  (a) Notwithstanding the foregoing, if an Employee performs one Hour of Service within twelve (12) months of (a) a Severance Date described in Subsection (a) of Plan Section 1.44, or
         (b) the date the Employee was first absent from service for any other reason, any period of severance which would otherwise occur shall be ignored and be required to be taken into account in computing the Employee's period of Service.

                  (b) The period between the first anniversary and second anniversary of an absence from service for the reasons specified in Plan Section 1.44(b)(2) shall be neither a period of severance or a period of Service.

                  (c) In the event that a Plan Sponsor or an Affiliate acquires a substantial part of the assets of another corporation, or merges with another corporation and is the surviving entity, then the Service performed for such prior corporation or entity by an Employee who becomes employed by the Plan Sponsor or an Affiliate as a result of the acquisition or merger shall be credited as service in the manner provided, with the consent of the Primary Sponsor, in resolutions adopted by the Plan Sponsor.

         1.43     "Severance Date" means the earlier of:

                  (a) the date on which an Employee quits, is discharged, retires or dies; or

                  (b) (1) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Plan Sponsor for any other reason, such as vacation, layoff, or leave of absence; or (2) in the case of an Employee who remains absent from service beyond the first anniversary of the first day of absence by reason of the Employee's pregnancy, the birth of the Employee's child, the placement of a child in the Employee's home or adoption by the Employee, or the caring for the child for the period immediately following its birth or adoption, the second anniversary of the first day of absence from service.

         1.44 "Termination Completion Date" means the last day of the fifth consecutive Break in Service computation period, determined under the Plan Section which defines Break in Service, in which a Member completes a Break in Service.

         1.45 "Trust" means the trust established under an agreement between the Primary Sponsor and the Trustee to hold the Fund or any successor agreement.

         1.46     "Trustee" means the trustee under the Trust.

         1.47 "Valuation Date" means the last day of March, June, September, and December or any other date which the Plan Administrator declares to be a Valuation Date; provided, however, that the Plan Administrator may in its sole discretion provide for more frequent Valuation Dates with respect to the Individual Funds.

         1.48 "Years of Service" means, with respect to each Employee, the number of years and fractions of a year of Service credited to that Employee. The following rules shall apply:

                  (a) In the case of an Employee who incurs a Break in Service, Years of Service completed prior to the Break in Service shall not be considered in calculating the Employee's nonforfeitable percentage of his Accrued Benefit under Plan Section 10.3 until the Employee has completed a one-year period of Service after such Break in Service.

                  (b) In the case of an Employee who completes five consecutive Breaks in Service, all Years of Service in Plan Years after his Termination Completion Date shall be disregarded in determining the vested portion of his Accrued Benefit derived from Plan Sponsor contributions which accrued before his Termination Completion Date.

                  (c) In the case of an Employee who incurs a Break in Service and at that time does not have any vested right in Plan Sponsor contributions, any Years of Service completed by him prior to such Break in Service shall be disregarded for purposes of determining the vested percentage of his right to such contributions if the consecutive period of severance equals or exceeds his prior Years of Service, whether or not consecutive, completed before such Break in Service.

                                   SECTION 2
                                  ELIGIBILITY

         2.1 Each individual who was a member of the Plan as of the date immediately preceding the Effective Date shall become a Member of the Plan as of the Effective Date.

         2.2 Each Eligible Employee shall become a Member as of the Entry Date coinciding with or next following the date he completes his Eligibility Service.

         2.3 Each former Member who is reemployed by a Plan Sponsor shall become a Member as of the date of his reemployment as an Eligible Employee.

         2.4 Each former Employee who completes his Eligibility Service but terminates employment with a Plan Sponsor before becoming a Member shall become a Member as of the latest of the date he (a) is reemployed, (b) would have become a Member if he had not terminated employment, or (c) becomes an Eligible Employee.

         2.5 Solely for the purpose of contributing a Rollover Amount to the Plan, an Eligible Employee who has not yet become a Member pursuant to any other provision of this Section 2 shall become a Member as of the date on which the Rollover Amount is contributed to the Plan.

         2.6 Notwithstanding anything contained in this Section 2 to the contrary, in the event that an individual becomes an Eligible Employee of a Plan Sponsor by reason of an acquisition by the Plan Sponsor of a controlling interest in or a substantial part of all the assets of the individual's prior employer with a Plan Sponsor, if the Eligible Employee was covered under a plan of the prior employer meeting the requirements of Code Section 401(a), such Eligible Employee shall become a Member as of the date of his employment with the Plan Sponsor as an Eligible Employee.

                                   SECTION 3
                                 CONTRIBUTIONS

         3.1      (a)      The Plan Sponsor shall make a contribution to the
         Fund on behalf of each Eligible Employee who is a Member and who has elected to defer a portion of Annual Compensation otherwise payable to him for the Plan Year and to have such portion contributed to the Fund. The election must be made before the Annual Compensation is payable and may only be made pursuant to an agreement between the Member and the Plan Sponsor which shall be in such form and subject to such rules and limitations as the Plan Administrator may prescribe and shall specify the percentage of Annual Compensation that the Member desires to defer and to have contributed to the Fund. Once a Member has made an election for a Plan Year, the Member may revoke his election at any time, effective as of the beginning of the payroll period immediately following the date timely notice is received and processed by the Plan Administrator. A Member may modify his election by notifying the Plan Administrator in the manner and pursuant to rules established by the Plan Administrator. The contribution made by a Plan Sponsor on behalf of an Eligible Employee who is a Member under this Section 3.1 shall be in an amount equal to the amount specified in the Member's deferral election, but not greater than sixteen percent (16%) of the Member's Annual Compensation. Notwithstanding the foregoing, the Plan Administrator may reduce the amount that certain Highly Compensated Employees may elect to defer in their deferral elections to a uniform percentage less than sixteen percent (16%) of Annual Compensation, in the event the Plan Administrator deems such reduction necessary for the Plan to comply with one or more of the following limitations: (a) Section 3.1(b) (relating to the annual limit on salary deferrals set forth in Code Section 402(g)), (b)
         Section 3.1(a) and Section 4 of Appendix A (relating to the nondiscrimination testing limitations under Code Sections 401(k)(3) or 401(m)), and (c) Appendix B (relating to the limit on "annual additions," within the meaning of Code Section 415).

                  (b) Elective Deferrals shall in no event exceed $9,500 (for 1997), as adjusted, in any one taxable year of the Member, which amount shall be adjusted for changes in the cost of living as provided by the Secretary of the Treasury. In the event the amount of Elective Deferrals exceeds $9,500 (for 1997), as adjusted, in any one taxable year then, (1) not later than the immediately following March 1, the Member may designate to the Plan the portion of the Member's Deferral Amount which consists of excess Elective Deferrals, and (2) not later than the immediately following April 15, the Plan may distribute the amount of excess Elective Deferrals designated by the Member, as adjusted to reflect income, gain, or loss attributable to it through the date of the distribution, and reduced by any "Excess Deferral Amounts," as defined in Appendix A hereto, previously distributed or recharacterized with respect to the Member for the Plan Year beginning with or within that taxable year. The payment of the excess Elective Deferrals, as adjusted and reduced, from the Plan shall be made to the Member without regard to any other provision in the Plan. In the event that a Member's Elective Deferrals exceed $9,500, as adjusted, in any one taxable year under the Plan and other plans of the Plan Sponsor and its Affiliates, the Member shall be deemed to have designated for distribution under the Plan the amount of excess Elective Deferrals, as adjusted and reduced, by taking into account only Elective Deferral amounts under the Plan and other plans of the Plan Sponsor and its Affiliates.

         3.2 The Plan Sponsor proposes to make contributions to the Fund with respect to each Plan Year on behalf of each Member in an amount equal to fifty percent (50%) of the amount deferred by the Member pursuant to Plan
Section 3.1, not in excess of six percent (6%) of the Member's Annual Compensation. The Board of Directors may, at its discretion, increase the percentage contribution under this Section 3.2 for all members, or for any specified unit, division, subdivision, or location, or for any Members who participated in a specified prior plan that was merged into the Plan.

         3.3 Effective upon resolution by the Board of Directors, a Plan Sponsor proposes to make contributions to the Fund with respect to each Plan Year in an amount determined by the Plan Sponsor.

         3.4 Forfeitures shall be used to reduce Plan Sponsor contributions and not to increase benefits.

         3.5 Any Eligible Employee who is a Member may, with the consent of the Plan Administrator and subject to such rules and conditions as the Plan Administrator may prescribe, transfer a Rollover Amount to the Fund; provided, however, that the Plan Administrator shall not administer this provision in a manner which is discriminatory in favor of Highly Compensated Employees.

         3.6 Contributions may be made only in cash or other property which is acceptable to the Trustee. In no event will the sum of contributions under Plan Sections 3.1, 3.2 and 3.3 exceed the deductible limits under Code
Section 404.

         3.7 Notwithstanding any other provision of the Plan, effective December 12, 1994, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                   SECTION 4
                                  ALLOCATIONS

         4.1      (a)      As soon as reasonably practicable following the date
         of withholding by the Plan Sponsor, if applicable, and receipt by the Trustee, Plan Sponsor contributions made on behalf of each Member under Plan Sections 3.1 and 3.2 (including forfeitures during the Plan Year used to reduce such contributions) and Rollover Amounts contributed by the Member, shall be allocated to the Employee Deferral Account, Matching Account, and Rollover Account, respectively, of the Member on behalf of whom the contributions were made.

                  (b) As of the last day of each Plan Year, Plan Sponsor contributions made under Plan Section 3.3 shall be allocated to the Company Account of each Eligible Employee who is a Member who is employed by a Plan Sponsor on the last day of the Plan Year, or whose death or Retirement Date occurred during the Plan Year, in the proportion that the Member's Annual Compensation bears to the Annual Compensation of all Members entitled to an allocation under this Subsection (b).

         4.2 Except as otherwise provided in the Plan and the Trust, as of each Valuation Date, the Trustee shall determine the net income or net loss of the Fund and shall allocate such amounts to the Accounts of Members as hereinafter set forth.

                  (a) The net income or net loss of the Individual Funds shall be allocated as of each Valuation Date to the Account of each Member in the proportion that the value of the Account invested in the Individual Fund or Loan Fund as of the preceding Valuation

         Date, increased by one-half of the total contributions allocated to that Member's Account since the preceding Valuation Date and reduced by the full amount of any withdrawals from that Member's Account since that Valuation Date, bears to the total value of all Accounts invested in the Individual Fund or Loan Fund, respectively, as of the preceding Valuation Date.

                  (b) Notwithstanding the foregoing, in the event Valuation Dates are changed to a daily basis, the net income or net loss of the Individual Funds shall be allocated as of each Valuation Date to each Account in the proportion that the value of the Account invested in that Individual Fund as of that Valuation Date bears to the value of all Accounts invested in that Individual Fund as of that Valuation Date.

                                   SECTION 5
                INDIVIDUAL FUNDS AND INVESTMENTS OF TRUST ASSETS

         5.1 Until such time as the Plan Administrator may direct otherwise, each Member may direct the Plan Administrator to invest contributions to his Account in two or more Individual Funds as the Member shall designate by providing notice to the Plan Administrator according to the procedures established by the Plan Administrator for that purpose. Notwithstanding the foregoing, Members shall not be able to direct the investment of any Account other than their Matching Accounts into the Company Stock Fund subject to such rules as the Plan Administrator shall develop, including the Primary Sponsor's "stock trading policy."

                  (a) All investment directions shall be in multiples of 1% of contributions being made at any time. Members may change the investment of contributions to their accounts in accordance with the procedures established by the Plan Administrator. New investment directions shall be effective as of the date that such directions are process by the Plan Administrator in accordance with the procedures established for such purpose.

                  (b) An investment direction, once given, shall be deemed to be a continuing direction until changed as otherwise provided herein. If no direction is effective for the date a contribution is to be made, all contributions which are to be made for such date shall be invested in such Individual Fund as the Plan Administrator, the Investment Manager, the Investment Committee, or the Trustee, as applicable, may determine. To the extent permissible by law, no Fiduciary shall be liable for any loss, which results from a Member's exercise or failure to exercise his investment election.

         5.2 A Member may elect according to the procedures established by the Plan Administrator, to transfer, in multiples of 1% his Account between Individual Funds. An election under this Section 5.2 shall be effective as of the date that such directions are processed by the Plan Administrator in accordance with the procedures established for such purpose.

         5.3 A Member who makes an election pursuant to Plan Section 5.1 or Plan Section 5.2 may apply the new investment direction to his current Account, all future contributions, or both his current Account and all future contributions.

         5.4 A Loan Fund shall be established by the Trustee on behalf of each Member for whom a loan is made pursuant to Plan Section 6. The Loan Fund shall be credited with the amount of any loan made by the Plan to the Member and shall be debited with all principal and interest repayments of any such loans. Under rules established by the Plan Administrator, a Member's interest in the Individual Funds shall be debited by the amount credited to the Member's Loan Fund. All principal and interest repayments debited to the Loan Fund shall be invested as contributions to the Member's Account pursuant to Plan Section
5.1. Each Loan Fund shall be invested in a note or notes made by the Member evidencing the promised repayment of monies loaned to the Member from the Fund.


                                   SECTION 6
                                   PLAN LOANS

         6.1 All loans under the Plan will be subject to the requirements of this Section and such other rules as the Plan Administrator may from time to time prescribe, including, without limitation, any rules restricting the purpose for which loans will be approved (the "Loan Procedures"). The Loan Procedures shall be set forth in a separate written document, which shall form a part of the Plan and is incorporated herein by reference.

         6.2 Subject to the provisions of the Plan and the Trust, each Member who is an Employee shall have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund. In addition, each "party in interest," as defined in ERISA Section 3(14), who is (a) a Member but no longer an Employee, (b) the Beneficiary of a deceased Member, or (c) an alternate payee of a Member pursuant to the provisions of a "qualified domestic relations order," as defined in Code Section 414(p), shall also have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund; provided, however, that loans to such parties in interest may not discriminate in favor of Highly Compensated Employees.

         6.3 In order to apply for a loan, a borrower must complete and submit an application to the Plan Administrator in such form and subject to such rules as the Plan Administrator may prescribe for this purpose.

         6.4 Loans shall be available to all eligible borrowers on a reasonably equivalent basis which shall take into account the borrower's credit worthiness, ability to repay, and ability to provide adequate security. Loans shall not be made available to Highly Compensated Employees, officers or shareholders of a Plan Sponsor in an amount greater than the amount made available to other borrowers. This provision shall be deemed to be satisfied if all borrowers have the right to borrow the same percentage of their interest in the Member's vested Accrued Benefit, notwithstanding that the dollar amount of such loans may differ as a result of differing values of Members' vested Accrued Benefit.

         6.5 Each loan shall bear a "reasonable rate of interest" and provide that the loan be amortized in substantially level payments, made no less frequently than quarterly, over a specified period of time. A "reasonable rate of interest" shall be that rate that provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances.

         6.6 Each loan shall be adequately secured, with the security for the outstanding balance of all loans to the borrower to consist of one-half (1/2) of the borrower's interest in the Member's vested Accrued Benefit, or such other security as the Plan Administrator deems acceptable.

         6.7 Each loan, when added to the outstanding balance of all other loans to the borrower from all retirement plans of the Plan Sponsor and its Affiliates which are qualified under Section 401 of the Code, shall not exceed the lesser of:

                  (a)      $50,000, reduced by the excess, if any, of

                           (1) the highest outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates during the one (1) year period immediately preceding the day prior to the date on which such loan was made, over

                           (2) the outstanding balance of loans made to the borrower from all retirement plans qualified under Code
                  Section 401 of the Plan Sponsor and its Affiliates on the date on which such loan was made, or

                  (b) one-half (1/2) of the value of the borrower's interest in the vested Accrued Benefit attributable to the Member's Account.

For purposes of this Section, the value of the vested Accrued Benefit attributable to a Member's Account shall be established as of the latest preceding Valuation Date, or any later date on which an available valuation was made, and shall be adjusted for any distributions or contributions made through the date of the origination of the loan.

         6.8 The entire unpaid principal sum and accrued interest shall, at the option of the Plan Administrator, become due and payable if (a) a borrower fails to make any loan payment when due, (b) a borrower ceases to be a "party in interest", as defined in ERISA Section 3(14), (c) the vested Accrued Benefit held as security under the Plan for the borrower will, as a result of an impending distribution or withdrawal, be reduced to an amount less than the amount of all unpaid principal and accrued interest then outstanding under the loan, or (d) a borrower makes any untrue representations or warranties in connection with the obtaining of the loan. In that event, the Plan Administrator may take such steps as it deems necessary to preserve the assets of the Plan, including, but not limited to, the following: (1) direct the Trustee to deduct the unpaid principal sum, accrued interest, and any other applicable charge under the note evidencing the loan from any benefits that may become payable out of the Plan to the borrower, (2) direct the Plan Sponsor to deduct and transfer to the Trustee the unpaid principal balance, accrued interest, and any other applicable charge under the note evidencing the loan from any amounts owed by the Plan Sponsor to the borrower, or (3) liquidate the security given by the borrower, other than amounts attributable to a Member's Employee Deferral Account, and deduct from the proceeds the unpaid principal balance, accrued interest, and any other applicable charge under the note evidencing the loan. If any part of the indebtedness under the note evidencing the loan is collected by law or through an attorney, the borrower shall be liable for attorneys' fees in an amount equal to ten percent (10%) of the amount then due and all costs of collection.

         6.9 Each loan shall be made only in accordance with regulations and rulings of the Internal Revenue Service or the Department of Labor. The Plan Administrator shall be authorized to administer the loan program of this Section and shall act in his sole discretion to ascertain whether the requirements of such regulations and rulings and this Section have been met.

         6.10 Loans will be made last from amounts invested in the Company Stock Fund.

         6.11 Prior to making any loan to a Member pursuant to this Section, the consent of the requesting Member's spouse as to the use of the Member's Account as security for any requested loan and the offset against the Member's Account in the event of a default on any requested loan must be obtained in accordance with the notice and consent requirements of Code Sections 417 and 411(a)(11) and the Regulations promulgated thereunder.

                                   SECTION 7
                         WITHDRAWALS DURING EMPLOYMENT

         7.1 A Member who has attained age 59 1/2 may withdraw, in a lump sum in cash, all or any portion of the balance of his Employee Deferral Account, his Rollover Account, his Prior Company account, and the vested portion of his Matching Account. A Member who makes a withdrawal under this Plan Section 7.1 will not be eligible to receive contributions pursuant to Plan
Section 3.2 or any contributions on behalf of the Member to his Employee Deferral Account with respect to the three month period following the date of the withdrawal. Any withdrawal under this Plan Section 7.1 shall be made last from amounts invested in the Company Stock Fund.

         7.2 A withdrawal pursuant to this Section 7.2 is designated a "Hardship Withdrawal" and is subject to the following rules: The Trustee shall, upon the direction of the Plan Administrator, distribute, in a lump sum in cash, all or a portion of a Member's Rollover Account, Employee Deferral Account consisting of Deferral Amounts (but not earnings thereon), Prior Company Account and Matching Account (to the extend vested) prior to the time such account is otherwise distributable in accordance with the other provisions of the Plan; provided, however, that any such distribution shall be made only if the member is an Employee and demonstrates that he is suffering from "hardship" as determined herein. For purposes of this Section, a distribution will be deemed to be an account of hardship if the distribution is on account of:

                  (a) medical expenses described in Section 213(d) of the Code incurred by the Member, his spouse, or any dependents of the Member (as defined in

         Section 152 of the Code) or necessary for these persons to obtain medical care described in Section 213(d) of the Code;

                  (b) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member;

                  (c) payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Member, his spouse, children, or dependents;

                  (d) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

                  (e) any other contingency determined by the Internal Revenue Service to constitute an "immediate and heavy financial need" within the meaning of Regulations Section 1.401(k)-1(d).

         7.3 In addition to the requirements set forth in Plan Section 7.2, any distribution pursuant to Plan Section 7.2 shall not be in excess of the amount necessary to satisfy the need determined under Section 7.2 and shall also be subject to the requirements of Subsection (a) or (b) of this Section.

                  (a)      (1)      the Member shall first obtain all
                  distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Plan Sponsor;

                           (2) the Plan Sponsor shall not permit Elective Deferrals or after-tax employee contributions to be made to the Plan or any other plan maintained by the Plan Sponsor, for a period of twelve (12) months after the Member receives the distribution pursuant to this Section; and

                           (3) the Plan Sponsor shall not permit Elective Deferrals to be made to the Plan or any other plan maintained by the Plan Sponsor for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the limit under Plan Section 3.1(b) for the taxable year, less the amount of the Elective Deferrals made to the Plan or any other plan maintained by the Plan Sponsor for the taxable year in which the distribution under this Section occurs.

                  (b) The Plan Administrator determines that it can rely on the Member's written representation, unless the Plan Administrator has actual knowledge to the contrary, that the need determined under Plan Section 7.2 cannot reasonably be relieved --

                           (1) through reimbursement or compensation by insurance or otherwise,

                           (2) by reasonable liquidation of the assets of the Member, his spouse and minor children, to the extent that the liquidation would not itself cause an immediate and heavy financial need and to the extent that the assets of the spouse and minor children are reasonably available to the Member,

                           (3)      by cessation of Elective Deferrals, or

                           (4) by other distributions or nontaxable (at the time of the distribution) loans from plans maintained by the Plan Sponsor or any other employer, or by borrowing from commercial sources on reasonable commercial terms.

         Such distribution shall be made only in accordance with such rules, policies, procedures, restrictions, and conditions as the Plan Administrator may from time to time adopt. Any determination of the existence of hardship and the amount to be distributed on account thereof shall be made by the Plan Administrator (or such other person as may be required to make such decisions) in accordance with the foregoing rules as applied in a uniform and nondiscriminatory manner, provided that, unless the Member requests otherwise, any such withdrawal shall include the amount necessary to pay any federal, state or local income taxes and penalties reasonably anticipated to result from such withdrawal. A distribution under this Section shall be made in a lump sum to the Member, and shall be subject to the Eligible Rollover Distribution requirements of Section 9.6.

         7.4 Prior to making any distribution pursuant to this Section, the spouse of any Member requesting a distribution from his Account must consent to the making of such distribution to the Member in accordance with all notice and consent requirements of Code Sections 417 and 411(a)(11) and the Regulations promulgated thereunder.

                                   SECTION 8
                                 DEATH BENEFITS

         8.1 Upon the death of a Member who is an Employee at the time of his death, his Beneficiary shall be entitled to the full value of his Accrued Benefit.

         8.2 Upon the death of a Member who is not an Employee at the time of his death, prior to the distribution of his vested Accrued Benefit, his Beneficiary shall be entitled to his vested Accrued Benefit.

         8.3 If, subsequent to the death of a Member, the Member's Beneficiary dies while entitled to receive benefits under the Plan, the successor Beneficiary, if any, or the Beneficiary listed under Subsection (a),
(b) or (c) of the Plan Section containing the definition of the term "Beneficiary" shall generally be entitled to receive benefits under the Plan. However, if the deceased Beneficiary was the Member's spouse at the time of the Member's death, or if no successor Beneficiary shall have been designated by the Member and be alive and no Beneficiary listed under Subsection (a), (b) or
(c) of the Plan Section containing the definition of the term

"Beneficiary" shall be alive, the Member's unpaid vested Accrued Benefit shall be paid to the personal representative of the deceased Beneficiary's estate.

         8.4 Any benefit payable under this Section 8 shall be paid in accordance with and subject to the provisions of Plan Section 9 or Section 10, whichever is applicable, after receipt by the Trustee from the Plan Administrator of due notice of the death of the Member.

                                   SECTION 9
                   PAYMENT OF BENEFITS ON RETIREMENT OR DEATH

         9.1 The Accrued Benefit of a Member who has attained a Retirement Date or has attained Normal Retirement Age or died while an Employee shall be fully vested and nonforfeitable. As of a Member's Retirement Date or death while an Employee, he or his Beneficiary shall be entitled to his Accrued Benefit to be paid in accordance with this Section 9. A Member may elect to delay distribution until he reaches age 70 1/2. The Accrued Benefit of a Member which is to be paid under this Section 9 shall be determined as of the Valuation Date coinciding with or next following the Member's Retirement Date or death, or, if the Member elects to delay distribution until age 70 1/2, as of the Valuation Date coinciding with or next following the date the Member reaches age 70 1/2. Such amount shall be decreased by the amount necessary to satisfy the unpaid principal, accrued interest and penalties on any loan made to the Member from the Plan (which loan shall be deemed to be satisfied as a result of such reduction) and adjusted for a pro rata share of any income, gains, and losses attributable thereto through the Valuation Date coinciding with or immediately preceding the date the Accrued Benefit is paid. Payment shall be made as soon as administratively feasible after the Valuation Date. If the amount of the payment required to commence on a date cannot be ascertained by that date, payment shall commence retroactively to that date and shall commence no later than sixty (60) days after the earliest date on which the amount of payment can be ascertained.

         9.2 Payment to a Member shall be in the form of one lump sum payment in cash unless the Accrued Benefit of the Member exceeds $3,500 ($5,000 effective January 1, 1998), in which event the Member or the Beneficiary, by written instrument delivered to the Plan Administrator, may elect to have his or her Account distributed in one of the form of distribution listed below, as chosen by the Member or Beneficiary:

                  (a)      one lump sum payment in cash;

                  (b) a combination of one lump sum payment in cash for a portion of his Account designated by the member in annual, semiannual, quarterly, or monthly installments in cash for the remaining portion of the Member's Account;

                  (c) annual, semiannual, quarterly or monthly installments in cash (If the Member elects annual, semiannual, quarterly, or monthly installments for some or all of his Account, such distributions shall be made over a period specified by the Member not exceeding the life expectancy of the Member or the joint life expectancies of the Member and his Beneficiary);

                  (d) a single life annuity. (If the Member elects to receive his benefits in the form of a single life annuity and is married on the date of his death or the date distributions are to commence, if applicable, the benefit shall automatically be payable pursuant to Subsection (e) of this Section unless the Member makes an election pursuant to Section 9.3 not to receive the applicable annuity under Subsection (e) during the applicable election period);

                  (e) an immediate annuity for the life of the Member with a survivor annuity for the life of his or her spouse which is fifty percent (50%) of the annuity payable during the joint lives of the Member and his spouse (hereinafter referred to as a "Qualified Joint and Survivor Annuity"). (If the Member's Accrued Benefit is payable in the form of a life annuity and the Member dies before he begins to receive payments from the fund, the Member's spouse shall receive an immediate annuity for her life (hereinafter referred to as a "Qualified Preretirement Survivor Annuity"). Notwithstanding the foregoing, the surviving spouse of a Member who is entitled to receive a Qualified Preretirement Survivor Annuity may elect a lump sum payment prior to the date the annuity is purchased or distributions begin;

                  (f) a single life annuity with certain periods of five, ten or fifteen years as selected by the Member. (If the Member elects to receive his benefits in the form provided in this Subsection and is married on the date of his death or the date distributions are to commence, if applicable, the benefit shall automatically be payable pursuant to Subsection (e) of this Section unless the Member makes an election pursuant to Section 9.3 not to receive the applicable annuity under Subsection (e) during the applicable election period); and

                  (g) a single life annuity with installment refund and survival percentages for the contingent annuitant designated by the Member of 50% or 100% (If the Member elects to receive his benefits in the form provided in this Subsection and is married on the date of his death or the date distributions are to commence, if applicable, the benefit shall automatically be payable pursuant to Subsection (e) of this Section unless the Member makes an election pursuant to Section
         9.3 not to receive the applicable annuity under Subsection (e) during the applicable election period).

         If an annuity is to be paid from the Plan, such annuity may be purchased with the Member's Account from an insurance company designated by the Plan Administrator or its designee in writing to the insurance company and may be distributed to the Member or his Beneficiary in full satisfaction of the benefits to which the Member or his Beneficiary is entitled under the Plan. The amount of the annuity shall be the actuarial equivalent of the Member's Account (reduced by any commissions or other costs charged by the insurance company) based on factors used by the insurance company from which the annuity is purchased.

9.3      (a)      The Plan Administrator shall furnish to the Member a written explanation of:


                  (1) the terms and conditions of the Qualified Joint and Survivor Annuity and the Qualified Preretirement Survivor Annuity;

                  (2) the Member's right to make, and the effect of, an election not to receive the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity;

                  (3) the rights of the Member's spouse as described below; and

                  (4) the right to make and the effect of an election pursuant to this paragraph.

                  In the case of a Qualified Joint and Survivor Annuity, the written explanation shall be provided to the Member no less than thirty (30) days and no more than ninety (90) days prior to the first date on which he is entitled to commencement of payments from the Fund. Notwithstanding the foregoing, a Member may elect to waive the requirement that the written explanation be provided at least thirty
         (30) days prior to commencement of payments, provided that the first payment from the Fund occurs more than seven (7) days from the date the explanation is received by the Member. In the case of the Qualified Preretirement Survivor Annuity, the written explanation shall be provided to the Member in whichever of the following periods ends last:

                           (A) the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35;

                           (B) the period beginning one year before and ending one year after the Employee first becomes a Member;

                           (C) the period beginning one year before and ending one year after the provisions of this Subsection apply to the Member; or

                           (D)      a reasonable period of time after
                  separation from service in the case of a Member who separates from service before attaining age 35.

                  The Member may elect during the "applicable election period" not to receive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity by execution and delivery to the Committee of a form provided for that purpose by the Committee. The term "applicable election period" shall mean, with respect to a Qualified Joint and Survivor Annuity, the 90-day period ending on the first date on which the Member is entitled to commencement of payment from the Fund. In the event the Member waives the minimum 30-day requirement for the written explanation, the "applicable election period" shall not end before the period ending thirty (30) days after the Member receives the written explanation. Notwithstanding the foregoing, if the Member receives the written explanation of the Qualified Joint and Survivor Annuity and affirmatively elects a form of distribution, the payments from the Fund may commence less than thirty (30) days after the Member receives the written explanation provided that the Member may revoke the affirmative distribution election until the later of the time payments from the Fund are to begin or the expiration of the 7-day period which begins on the day after the Member receives the written explanation. With respect to a Qualified Preretirement Survivor Annuity, the "applicable election period" shall mean the period which begins on the first day of the Plan Year in which the Member attains age 35 and ends on the date of the Member's death.

         (b) In the case of a married Member, no election shall be effective unless:

                  (1) the spouse of the Member consents in writing to the election and the consent acknowledges the effect of the election (including, if applicable, the identity of any Beneficiary other than the Member's spouse and the alternate form of payment) and is witnessed by a notary public, or

                  (2) it is established to the satisfaction of the Committee that the consent required pursuant to Subsection (1) of this Section (b) may not be obtained because there is no spouse, the spouse cannot be located, the Member has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a qualified domestic relations order provides otherwise, or of any other circumstances as permitted by regulations promulgated by the Department of the Treasury. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse.

         (c) Any consent by a spouse (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to that spouse. If an election is made, the Member's vested Accrued Benefit shall be paid in the alternate form of payment set forth in Section 9.2 chosen by the Member by written instrument delivered to the Committee. Any waiver of a Qualified Preretirement Survivor Annuity made prior to the first day of the Plan Year in which the Member attains age 35 shall become invalid as of the first day of the Plan Year in which the member attains age 35 and a Qualified Preretirement Annuity shall be provided, unless a new waiver is obtained. The Member may revoke any election not to receive payment in the form of a Qualified Joint and Survivor Annuity at any time prior to commencement of payments from the Fund, and may make a new election at any time prior to the commencement of payments from the Fund

9.4      Notwithstanding any provision of the Plan to the contrary,

         (a) if a Member's vested Accrued Benefit exceeds $3,500 ($5,000 effective January 1, 1998), it shall not be distributed before the Member's Normal Retirement Age or death without the consent of the Member, and if the Member is married and elects a form of payment other than a Qualified Joint and Survivor annuity, with the consent of his spouse (or if the Member is deceased, his surviving spouse).

         (b) the payments to be made to a Member, shall satisfy the incidental death benefit requirements under Code Section 401(a)(9)(G) and the regulations thereunder.

9.5      Notwithstanding any other provisions of the Plan,

         (a) Prior to the death of a Member, all retirement payments hereunder shall --

                  (1) be distributed to the Member not later than the required beginning date (as defined below) or,

                  (2) be distributed, commencing not later than the required beginning date (as defined below)--

                           (A) in accordance with regulations prescribed by the Secretary of the Treasury, over the life of the Member or over the lives of the Member and his designated individual Beneficiary, if any, or

                           (B) in accordance with regulations prescribed by the Secretary of the Treasury, over a period not extending beyond the life expectancy of the Member or the joint life and last survivor expectancy of the Member and his designated individual Beneficiary, if any.

         (b)      (1)      If --

                           (A) the distribution of a Member's retirement payments have begun in accordance with Subsection (a)(2) of this Section, and

                           (B) the Member dies before his entire vested Accrued Benefit has been distributed to him,

         then the remaining portion of his vested Accrued Benefit shall be distributed at least as rapidly as under the method of distribution being used under Subsection (a)(2) of this Section as of the date of his death.

                  (2) If a Member dies before the commencement of retirement payments hereunder, the entire interest of the Member shall be distributed within five (5) years after his death.

                  (3)      If --

                           (A) any portion of a Member's vested Accrued Benefit is payable to or for the benefit of the Member's designated individual Beneficiary, if any,

                           (B) that portion is to be distributed, in accordance with regulations prescribed by the Secretary of the Treasury, over the life of the designated individual Beneficiary or over a period not extending beyond the life expectancy of the designated individual Beneficiary, and

                           (C)      the distributions begin not later than one
                  (1) year after the date of the Member's death or such later date as the Secretary of the Treasury may by regulations prescribe,

         then, for purposes of Paragraph (2) of this Subsection (b), the portion referred to in Subparagraph (A) of this Paragraph (3) shall be treated as distributed on the date on which the distributions to the designated individual Beneficiary begin.

                  (4) If the designated individual Beneficiary referred to in Paragraph (3)(A) of this Subsection (b) is the surviving spouse of the Member, then --

                           (A) the date on which the distributions are required to begin under Paragraph (3)(C) of this Subsection
                  (b) shall not be earlier than the date on which the Member would have attained age 70 1/2, and

                           (B) if the surviving spouse dies before the distributions to such spouse begin, this Subsection (b) shall be applied as if the surviving spouse were the Member.

                  (c) For purposes of this Section, the term "required beginning date" means April 1 of the calendar year following the later of the calendar year in which the member attains age 70 1/2 or the calendar year in which the Member retires, except with respect to a Member who is a five percent (5%) owner (as described in Code Section 416(i)(1)(B)(i)), the "required beginning date" means April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2. Notwithstanding the foregoing, with respect to a Member who attains age 70 1/2 prior to January 1, 2000, other than a Member who is a five percent (5%) owner, such Member may elect to receive distributions in accordance with Section 401(a)(9) as in effect prior to January 1, 1997, or in the alternative, such Member may elect to defer distribution in which event benefits will be paid in accordance with the remaining provisions of the Plan.

         9.6 Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 9, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover. If the Eligible Rollover Distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such Eligible Rollover Distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (a) The Plan Administrator clearly informs the Distributee that the Distributee has a right to a period of at least 30 days after receiving the notice to consider the decisions of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (b) the Distributee, after receiving the notice, affirmatively elects a distribution.

                                   SECTION 10
                PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT

         10.1 Transfer of a Member from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a termination of employment of the Member.

         10.2 In the event of the termination of employment of a Member for reasons other than death or attainment of a Retirement Date, the Member's Accrued Benefit shall be determined as of the Valuation Date coinciding with or immediately preceding the Member's termination of employment, increased by any amounts allocated to the Account of the Member since that Valuation Date, decreased by any distributions made since that Valuation Date from the Member's Account, decreased by the amount necessary to satisfy, as of the Member's termination of employment, the unpaid principal, accrued interest and penalties on any loan made to the Member from the Plan (which loan shall be deemed to be satisfied as a result of such reduction) and adjusted for a pro rata share of any income, gains, and losses attributable thereto through the Valuation Date coinciding with or immediately preceding the date the Accrued Benefit is paid.

         10.3 That portion of a Member's Accrued Benefit in which he is vested as of a Valuation Date shall be:

                  (a) his Employee Deferral Account, Rollover Account, and Prior Company Account, which shall be fully vested and nonforfeitable at all times; and

                  (b) that portion of the value of his Matching Account and Company Account computed according to the following vesting schedule taking into account any Years of Service subsequent to such Valuation Date until the date of his termination of employment:

          Full Years of                   Percentage
             Service                        Vested
         --------------                   ----------
               1                            33 1/3%
               2                            66 2/3%
               3                               100%


         10.4 The Member shall be entitled to payment in the form specified in Plan Section 9.2. Payment shall be made as soon as administratively feasible after the Valuation Date coinciding with or immediately following the Member's termination of employment; provided, however, if the Member's vested Accrued Benefit exceeds $3,500 ($5,000 effective January 1, 1998), it will not be distributed before the Member's Normal Retirement Age or death without the Member's consent. A Member may, however, elect to have payment of his Accrued Benefit delayed until he attains age 70 1/2. Unless a Member elects to delay commencement of payment of his Accrued Benefit, in no event shall payment be made later than sixty (60) days after the end of the Plan Year in which the Normal Retirement Age of the Member occurs. Payment shall be subject to the minimum distribution requirements set forth in Plan Section 9. Any distribution under this Section shall be subject to the Eligible Rollover Distribution requirements of Section 9.6.

                   10.5 (a) If any portion of a Member's vested Accrued Benefit derived from Plan Sponsor contributions is paid prior to his Termination Completion Date, a portion of his Accrued Benefit equal to his total non-vested Accrued Benefit derived from Plan Sponsor contributions multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Plan Sponsor contributions and the denominator of which is the total vested Accrued Benefit attributable to Plan Sponsor contributions, shall be immediately forfeited. The amount forfeited shall not exceed the Members non-vested Accrued Benefit. Upon the termination of employment of a Member who is not vested in any part of his Accrued Benefit, the Member shall be deemed to have received a distribution and his Accrued Benefit shall be immediately forfeited.

                        (b) If the Member is reemployed by a Plan Sponsor or an Affiliate prior to his Termination Completion Date and (1) if the Member's Accrued Benefit was partially vested and the Member repays to the Fund no later than the earlier of his Termination Completion Date or the fifth anniversary of the Member's reemployment all of that portion of his vested Accrued Benefit which was paid to him or (2) if the Member's Accrued Benefit was not vested upon his termination of employment, then any portion of his Accrued Benefit which was forfeited shall be restored effective on the Valuation Date coinciding with or next following the repayment or the Member's reemployment, respectively. The restoration on any Valuation Date of the forfeited portion of the Accrued Benefit of a Member pursuant to the preceding sentence shall be made first from forfeitures available for allocation on that Valuation Date, to the extent available, and secondly from additional employer contributions. Only after restorations have been made shall the remaining net income be available for allocation under Plan Section 4.

                        (c) If a Member who is partially vested in his Accrued Benefit does not receive, prior to his Termination Completion Date, a distribution of any portion of his vested Accrued Benefit, then no forfeiture of that Member's non-vested portion of his Accrued Benefit shall occur until that Member's Termination Completion Date.

         10.6 In the event that a Plan amendment directly or indirectly changes the vesting schedule, the vesting percentage for each Member in his Accrued Benefit accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Member with at least three (3) Years of Service may irrevocably elect to remain under the pre-amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment.

                                   SECTION 11
                           ADMINISTRATION OF THE PLAN

         11.1 Trust Agreement. The Primary Sponsor shall establish a Trust with the Trustee designated by the Board of Directors for the management of the Fund, which Trust shall form a part of the Plan and is incorporated herein by reference.

         11.2 Operation of the Plan Administrator. The Primary Sponsor shall appoint a Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing a person who may act on behalf of the Plan Administrator. The Primary Sponsor shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice of resignation to the Trustee and the Primary Sponsor. Upon removal or resignation, or in the event of the dissolution of the Plan Administrator, the Primary Sponsor shall appoint a successor.

         11.3     Fiduciary Responsibility.

                  (a) The Plan Administrator, as a Named Fiduciary, may allocate its fiduciary responsibilities among Fiduciaries other than the Trustee, designated in writing by the Plan Administrator and may designate in writing other persons (other than the Trustee) to carry out its fiduciary responsibilities under the Plan. The Plan Administrator may at any time and from time to time remove any such person designated to carry out its fiduciary responsibilities under the Plan by notice in writing to such person.

                  (b) The Plan Administrator and each other Fiduciary may employ persons to perform services and to render advice with regard to any of the Fiduciary's responsibilities under the Plan. Charges for all such services performed and advice rendered may be directly paid by each Plan Sponsor but until paid shall constitute a charge against the Fund.

                  (c) Each Plan Sponsor shall indemnify and hold harmless each person constituting the Plan Administrator or the Investment Committee, if any, from and against any and all claims, losses, costs, expenses (including, without limitation, attorney's fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by such person of his duties in such capacity, other than such of the foregoing arising from, on account of or in connection with the willful neglect or willful misconduct of such person so acting.

         11.4     Duties of the Plan Administrator.

                  (a) The Plan Administrator shall advise the Trustee with respect to all payments under the terms of the Plan and shall direct the Trustee in writing to make such payments from the Fund; provided, however, in no event shall the Trustee be required to make such payments if the Trustee has actual knowledge that such payments are contrary to the terms of the Plan and the Trust.

                  (b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan and the Trust, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Participant or Beneficiary shall be made on forms prescribed by the Plan Administrator. The Plan Administrator shall have discretionary authority to construe the terms of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all Employees, Members, Beneficiaries and Fiduciaries, subject to the provisions of the Plan and the Trust and subject to applicable law.

                  (c) The Plan Administrator shall furnish Members and Beneficiaries with all disclosures now or hereafter required by ERISA or the Code. The Plan Administrator shall file, as required, the various reports and disclosures concerning the Plan and its operations as required by ERISA and by the Code, and shall be solely responsible for establishing and maintaining all records of the Plan and the Trust.

                  (d) The statement of specific duties for a Plan Administrator in this Section is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or the Trust or under applicable law.

         11.5 Investment Manager. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Manager. Any Investment Manager may be removed in the same manner in which appointed, and in the event of any removal, the Investment Manager shall, as soon as possible, but in no event more than thirty (30) days after notice of removal, turn over all assets managed by it to the Trustee or to any successor Investment Manager appointed, and shall make a full accounting to the Primary Sponsor with respect to all assets managed by it since its appointment as an Investment Manager.

         11.6 Investment Committee. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Committee. The Primary Sponsor shall have the right to remove any person on the Investment Committee at any time by notice in writing to such person. A person on the Investment Committee may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, or in the event of the death of a person on the Investment Committee, the Primary Sponsor may appoint a successor. Until a successor has been appointed, the remaining persons on the Investment Committee may continue to act as the Investment Committee.

         11.7 Action by the Primary Sponsor or a Plan Sponsor. Any action to be taken by the Primary Sponsor or a Plan Sponsor shall be taken by resolution or written direction duly adopted by its board of directors or appropriate governing body, as the case may be; provided, however, that by such resolution or written direction, the board of directors or appropriate governing body, as the case may be, may delegate to any officer or other appropriate person of a Plan Sponsor the authority to take any such actions as may be specified in such resolution or written direction, other than the power to amend, modify or terminate the Plan or the Trust or to determine the basis of any Plan Sponsor contributions.

                                   SECTION 12
                             CLAIM REVIEW PROCEDURE

         12.1 If a Member or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to the claimant written notice of the denial within ninety (90) days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall the extension exceed a period of ninety (90) days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

         12.2 If the claimant is denied a claim for benefits, the Plan Administrator shall provide, within the time frame set forth in Plan Section 12.1, written notice of the denial which shall set forth:

                  (a)      the specific reasons for the denial;

                  (b) specific references to the pertinent provisions of the Plan on which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; and

                  (d)      an explanation of the Plan's claim review procedure.

         12.3 After receiving written notice of the denial of a claim, a claimant or his representative may:

                  (a) request a full and fair review of the denial by written application to the Plan Administrator;

                  (b)      review pertinent documents; and

                  (c) submit issues and comments in writing to the Plan Administrator.

         12.4 If the claimant wishes a review of the decision denying his claim to benefits under the Plan, he must submit the written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial.

         12.5 Upon receiving the written application for review, the Plan Administrator may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator received the written application for review.

         12.6 At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of the scheduled hearing. The claimant or his representative may request that the hearing be rescheduled for his convenience on another reasonable date or at another reasonable time or place.

         12.7 All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

         12.8 No later than sixty (60) days following the receipt of the written application for review, the Plan Administrator shall submit its decision on the review in writing to the claimant involved and to his representative, if any; provided, however, a decision on the written application for review may be extended, in the event special circumstances such as the need to hold a hearing require an extension of time, to a day no later than one hundred twenty (120) days after the date of receipt of the written application for review. The decision shall include specific reasons for the decision and specific references to the pertinent provisions of the Plan on which the decision is based.

                                   SECTION 13
                 LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
                 INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

         13.1 No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this Section shall not apply to a "qualified domestic relations order" (as defined in Code
Section 414(p)), and benefits may be paid pursuant to the provisions of such an order. The Plan Administrator shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and the procedures for complying therewith.

         13.2 If any person who shall be entitled to any benefit under the Plan shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefit under the Plan, then the payment of any such benefit in the event a Member or Beneficiary is entitled to payment shall, in the discretion of the Plan Administrator, cease and terminate and in that event the Trustee shall hold or apply the same for the benefit of such person, his spouse, children, other dependents or any of them in such manner and in such proportion as the Plan Administrator shall determine.

         13.3 Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

         13.4 If the Plan Administrator cannot ascertain the whereabouts of any Member to whom a payment is due under the Plan, the Plan administrator may direct that the payment and all remaining payments otherwise due to the Member be cancelled on the records of the Plan and the amount thereof applied as a forfeiture in accordance with Plan Section 3.4, except that, in the event the Member later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the Plan Sponsor shall contribute to the Plan an amount equal to the payment to be paid to him as soon as administratively feasible.

                                   SECTION 14
                         PROHIBITION AGAINST DIVERSION

         At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Members or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions.

                                   SECTION 15
                              LIMITATION OF RIGHTS

         Membership in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan and the Trust by any Plan Sponsor shall not be construed to give any Employee a right to be continued in the employ of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the employment of any Employee at any time.

                                   SECTION 16
                       AMENDMENT TO OR TERMINATION OF THE
                               PLAN AND THE TRUST

         16.1 The Primary Sponsor reserves the right at any time to modify or amend or terminate the Plan or the Trust in whole or in part by notice thereof in writing delivered to the Trustee; provided, however, that the Primary Sponsor shall have no power to modify or amend the Plan in such manner as would cause or permit any portion of the funds held under a Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members or their

Beneficiaries, or as would cause or permit any portion of a fund held under the Plan to become the property of a Plan Sponsor; and provided further, that the duties or liabilities of the Trustee shall not be increased without its written consent; and provided further, that the Plan Administrator may amend the Loan Procedures from time to time without the need for further consent of the Primary Sponsor. No such modifications or amendments shall have the effect of retroactively changing or depriving Members or Beneficiaries of rights already accrued under the Plan. No Plan Sponsor other than the Primary Sponsor shall have the right to so modify, amend or terminate the Plan or the Trust. Notwithstanding the foregoing, each Plan Sponsor may terminate its own participation in the Plan and Trust pursuant to the Plan.

         16.2 Each Plan Sponsor other than the Primary Sponsor shall have the right to terminate its participation in the Plan and Trust by resolution of its board of directors or other appropriate governing body and notice in writing to the Primary Sponsor and the Trustee unless such termination would result in the disqualification of the Plan or the Trust or would adversely affect the exempt status of the Plan or the Trust as to any other Plan Sponsor. If contributions by or on behalf of a Plan Sponsor are completely terminated, the Plan and Trust shall be deemed terminated as to such Plan Sponsor. Any termination by a Plan Sponsor, shall not be a termination as to any other Plan Sponsor.

         16.3     (a)      If the Plan is terminated by the Primary Sponsor or
         if contributions to the Trust should be permanently discontinued, it shall terminate as to all Plan Sponsors and the Fund shall be used, subject to the payment of expenses and taxes, for the benefit of Members and Beneficiaries, and for no other purposes, and the Account of each affected Member shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

                  (b) In the event of the partial termination of the Plan, each affected Member's Account shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

         16.4 In the event of the termination of the Plan or the Trust with respect to a Plan Sponsor, the Accounts of the Members with respect to the Plan as adopted by such Plan Sponsor shall be held subject to the instructions of the Plan Administrator; provided that the Trustee shall not be required to make any distribution until it receives a copy of an Internal Revenue Service determination letter to the effect that the termination does not affect the qualified status of the Plan or the exempt status of the Trust or, in the event that such letter is applied for and is not issued, until the Trustee is reasonably satisfied that adequate provision has been made for the payment of all taxes which may be due and owing by the Trust.

         16.5 In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to, any other plan qualified under Code Section 401, the terms of the merger, consolidation or transfer shall be such that each Member would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which the Member would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

         16.6 Notwithstanding any other provision of the Plan, an amendment to the Plan --

                  (a) which eliminates or reduces an early retirement benefit, if any, or which eliminates or reduces a retirement-type subsidy (as defined in regulations issued by the Department of the Treasury), if any, or

                  (b)      which eliminates an optional form of benefit

shall not be effective with respect to benefits attributable to service before the amendment is adopted. In the case of a retirement-type subsidy described in Subsection (a) above, this Section shall be applicable only to a Member who satisfies, either before or after the amendment, the pre-amendment conditions for the subsidy.

                                   SECTION 17
                         ADOPTION OF PLAN BY AFFILIATES

         Any corporation or other business entity related to the Primary Sponsor by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by written direction adopted by the Board of Directors, may adopt the Plan and the related Trust by action of the board of directors or other appropriate governing body of such corporation, business entity or Affiliate. Any adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors or governing body indicating the adoption and by the execution of the Trust by the adopting corporation, or business entity or Affiliate. The resolution shall state and define the effective date of the adoption of the Plan by the Plan Sponsor and, for the purpose of Code Section 415, the "limitation year" as to such Plan Sponsor. Notwithstanding the foregoing, however, if the Plan and Trust as adopted by an Affiliate or other corporation or business entity under the foregoing provisions shall fail to receive the initial approval of the Internal Revenue Service as a qualified Plan and Trust under Code Sections 401(a) and 501(a), any contributions by the Affiliate or other corporation or business entity after payment of all expenses will be returned to such Plan Sponsor free of any trust, and the Plan and Trust shall terminate, as to the adopting Affiliate or other corporation or business entity.

                                   SECTION 18
                   QUALIFICATION AND RETURN OF CONTRIBUTIONS

         18.1 If the Plan and the related Trust fail to receive the initial approval of the Internal Revenue Service as a qualified plan and trust within one (1) year after the date of denial of qualification (a) the contribution of a Plan Sponsor after payment of all expenses will be returned to a Plan Sponsor free of the Plan and Trust, (b) contributions made by a Member shall be returned to the Member who made the contributions, and (c) the Plan and Trust shall thereupon terminate.

         18.2 If and to the extent permitted by the Code and other applicable laws and regulations thereunder, upon a Plan Sponsor's request, a contribution which was made by reason of a mistake of fact or upon the deductibility of the contribution under Code Section 404, shall be returned to a Plan Sponsor within one (1) year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

         In the event of a contribution which was made by reason of a mistake of fact or which was conditioned upon the deductibility of the contribution, the amount to be returned to the Plan Sponsor shall be the excess of the contribution above the amount that would have been contributed had the mistake of fact or the mistake in determining the deduction not occurred, less any net loss attributable to the excess. Any net income attributable to the excess shall not be returned to the Plan Sponsor. No return of any portion of the excess shall be made to the Plan Sponsor if the return would cause the balance in a Member's Account to be less than the balance would have been had the mistaken contribution not been made.

                                   SECTION 19
                      INCORPORATION OF SPECIAL LIMITATIONS

         Appendices A, B, C, and D to the Plan, attached hereto, are incorporated by reference and the provisions of the same shall apply notwithstanding anything to the contrary contained herein.


         IN WITNESS WHEREOF, the Primary Sponsor has caused this indenture to be executed as of the date first above written.


                                       PER-SE TECHNOLOGIES, INC.



                                       By: /s/  ALLEN W. RITCHIE
                                          -------------------------------------
                                          Allen W. Ritchie
                                          President and Chief Executive Officer
[CORPORATE SEAL]

ATTEST:



By:  /s/ RANDOLPH L. M. HUTTO
   --------------------------
    Randolph L. M. Hutto
    Secretary

                                   APPENDIX A
                        SPECIAL NONDISCRIMINATION RULES

                                   SECTION 1

         As used in this Appendix, the following words shall have the following meanings:

                  (a) "Eligible Member" means a Member who is an Employee during any particular Plan Year.

                  (b) "Highly Compensated Eligible Member" means any Eligible Member who is a Highly Compensated Employee.

                  (c) "Matching Contribution" means any contribution made by a Plan Sponsor to a Matching Account and any other contribution made to a plan by a Plan Sponsor or an Affiliate on behalf of an Employee on account of a contribution made by an Employee or on account of an Elective Deferral.

                  (d) "Qualified Matching Contributions" means Matching Contributions which are immediately nonforfeitable when made, and which would be nonforfeitable, regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Section 401(k)(2)(B) of the Code and the regulations thereunder.

                  (e) "Qualified Nonelective Contributions" means contributions of the Plan Sponsor or an Affiliate, other than Matching Contributions or Elective Deferrals, which are nonforfeitable when made, and which would be nonforfeitable regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code Section 401(k)(2)(B) and the regulations thereunder.

                                   SECTION 2

         In addition to any other limitations set forth in the Plan, for each Plan Year one of the following tests must be satisfied:

                  (a) the actual deferral percentage for the Highly Compensated Eligible Members for the Plan Year must not be more than the actual deferral percentage of all other Eligible Members for the preceding Plan Year multiplied by 1.25; or

                  (b) the excess of the actual deferral percentage for the Highly Compensated Eligible Members for the Plan Year over that of all other Eligible Members for the preceding Plan Year must not be more than two (2) percentage points, and the actual deferral percentage for the Highly Compensated Eligible Members for the Plan Year must not be more than the actual deferral percentage of all other Eligible Members for the preceding Plan Year multiplied by two (2).

         The "actual deferral percentage" for the Highly Compensated Eligible Members and all other Eligible Members for a Plan Year is the average in each group of the ratios, calculated separately for each Employee, of the Deferral Amounts contributed by the Plan Sponsor on behalf of an Employee for the Plan Year to the Annual Compensation of the Employee in the Plan Year. In addition, for purposes of calculating the "actual deferral percentage" as described above, Deferral Amounts of Employees who are not Highly Compensated Employees which are prohibited by Code Section 401(a)(30) shall not be taken into consideration. Except to the extent limited by Treasury Regulation section 1.401(k)-1(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, all or part of the Qualified Matching Contributions and Qualified Nonelective Contributions made pursuant to the Plan may be treated as Deferral Amounts for purposes of determining the "actual deferral percentage."

                                   SECTION 3

         If the Deferral Amount contributed on behalf of any Highly Compensated Eligible Member exceeds the amount permitted under the "actual deferral percentage" test described in Section 2 of this Appendix A for any given Plan Year, then before the end of the Plan Year following the Plan Year for which the Excess Deferral Amount was contributed, the portion of the Excess Deferral Amount for the Plan Year attributable to a Highly Compensated Eligible Member, as adjusted to reflect income, gain, or loss attributable to it through the date the Excess Deferral Amount is distributed to the Member and reduced by any excess Elective Deferrals as determined pursuant to Plan Section 3.1 previously distributed to a Member for the Member's taxable year ending with or within the Plan Year, shall be distributed to the Highly Compensated Eligible Member. The income allocable to such Excess Deferral Amount shall be determined in a similar manner as described in Section 4.2 of the Plan. The Excess Deferral Amount to be distributed shall be reduced by Deferral Amounts previously distributed for the taxable year ending in the same Plan Year, and shall also be reduced by Deferral Amounts previously distributed for the Plan Year beginning in such taxable year. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix, pursuant to Treasury Regulations section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to this Section 3, and not Section 6 of Appendix A.

                  (a) For purposes of this Section 3, "Excess Deferral Amount" means, with respect to a Plan Year, the excess of:

                           (1) the aggregate amount of Deferral Amounts contributed by a Plan Sponsor on behalf of Highly Compensated Eligible Members for the Plan Year, over

                           (2) the maximum amount of Deferral Amounts permitted under Section 2 of this Appendix A for the Plan Year, which shall be determined by reducing the Deferral Amounts contributed on behalf of Highly Compensated Eligible Members in order of the actual deferral percentages beginning with the highest of such percentages.

                  (b) Distribution of the Excess Deferral Amount for any Plan Year shall be made to Highly Compensated Eligible Members on the basis of the dollar amount of Deferral Amounts attributable to each Highly Compensated Eligible Member. The Plan Sponsor shall determine the amount of Excess Deferral Amounts which shall be distributed to each Highly Compensated Eligible Member as follows.

                           (1) The Deferral Amounts allocated to the Highly Compensated Eligible Member with the highest dollar amount of Deferral Amounts for the Plan Year shall be reduced by the amount required to cause that Highly Compensated Eligible Member's remaining Deferral Amounts for the Plan Year to be equal to the dollar amount of the Deferral Amounts allocated to the Highly Compensated Eligible Member with the next highest dollar amount of Deferral Amounts for the Plan Year. This amount is then distributed to the Highly Compensated Eligible Member with the highest dollar amount of Deferral Amount, unless a smaller reduction, when added to the total dollar amount already distributed pursuant to this Subsection (1), equals the total Excess Deferral Amounts.

                           (2) If the total amount distributed under Subsection (1) of this Section 3 is less than the total Excess Deferral Amounts, the procedure in Subsection (1) shall be repeated successively until the total dollar amount distributed is equal to the total Excess Deferral Amounts attributable to Highly Compensated Eligible Members.

                  If a distribution of the Excess Deferral Amounts attributable to the Highly Compensated Eligible Members is made in accordance with Subsections (1) and (2) of this Section, the limitations in Section 2 of this Appendix A shall be treated as being met regardless of whether the actual deferral percentage, if recalculated after such distributions, would have satisfied the requirements of Section 2.

                                   SECTION 4

         The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix A and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Members can elect to have contributed pursuant to Plan Section 3.1. Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied.

                                   SECTION 5

         In addition to any other limitations set forth in the Plan, Matching Contributions under the Plan and the amount of nondeductible employee contributions under the Plan, for each Plan Year must satisfy one of the following tests:

                  (a) The contribution percentage for Highly Compensated Eligible Members for the Plan Year must not exceed 125% of the contribution percentage for all other Eligible Members for the preceding Plan Year; or

                  (b) The contribution percentage for Highly Compensated Eligible Members for the Plan Year must not exceed the lesser of (1) 200% of the contribution percentage for all other Eligible Members for the preceding Plan Year, and (2) the contribution percentage for all other Eligible Members for the preceding Plan Year plus two (2) percentage points.

         Notwithstanding the foregoing, for purposes of this Section 5, the terms Highly Compensated Eligible Member and Eligible Member shall not include any Member who is not eligible to receive a Matching Contribution under the provisions of the Plan, other than as a result of the Member failing to contribute to the Plan or failing to have an Elective Deferral contributed to the Plan on the Member's behalf. Notwithstanding the foregoing, if Qualified Matching Contributions are taken into account for purposes of applying the test contained in Section 2 of this Appendix A, they shall not be taken into account under this Section 5. In applying the above tests, the Plan Administrator shall comply with any regulations promulgated by the Secretary of the Treasury which prevent or restrict the use of the test contained in Section 2(b) of this Appendix A and the test contained in Section 5(b) of this Appendix A. The "contribution percentage" for Highly Compensated Eligible Members and for all other Eligible Members for a Plan Year shall be the average of the ratios, calculated separately for each Member, of (A) to (B), where (A) is the amount of Matching Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix A or Matching Contributions which are used to satisfy the minimum required contributions to the Accounts of Eligible Members who are not Key Employees pursuant to Section 1 of Appendix C to the Plan) and nondeductible employee contributions made under the Plan for the Eligible Member for the Plan Year, and where (B) is the Annual Compensation of the Eligible Member for the Plan Year. Except to the extent limited by Treasury Regulation Section 1.401(m)-1(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, a Plan Sponsor may elect to treat Deferral Amounts and Qualified Nonelective Contributions and/or Qualified Matching Contribution as Matching Contributions for purpose of determining the "contribution percentage," provided the Deferral Amounts, excluding those treated as Matching Contributions, satisfy the test set forth in Section 2 of Appendix A.

                                   SECTION 6

         If the Matching Contributions and nondeductible employee contributions and, if taken into account under Section 5 of this Appendix A, the Deferral Amounts made by or on behalf of

Highly Compensated Eligible Members exceed the amount permitted under the "contribution percentage test" for any given Plan Year, then, before the close of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made, the portion of the Excess Aggregate Contributions attributable to a Highly Compensated Eligible Member for the Plan Year, as adjusted to reflect any income, gain or loss attributable to such contributions through the date the Excess Aggregate Contributions are distributed may be distributed or, if the Excess Aggregate Contributions are forfeitable, forfeited. The income allocable to such contributions shall be determined in a similar manner as described in Section 4.2 of the Plan. As to any Highly Compensated Employee, any distribution or forfeiture of his allocable portion of the Excess Aggregate Contributions for a Plan Year shall first be attributed to any nondeductible employee contributions made by the Member during the Plan Year for which no corresponding Plan Sponsor contribution is made and then to any remaining nondeductible employee contributions made by the Member during the Plan Year and any Matching Contributions thereon. As between the Plan and any other plan or plans maintained by the Plan Sponsor in which Excess Aggregate Contributions for a Plan Year are held, each such plan shall distribute or forfeit a pro-rata share of each class of contribution based on the respective amounts of a class of contribution made to each plan during the Plan Year. The payment of the Excess Aggregate Contributions shall be made without regard to any other provision in the Plan. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix, pursuant to Treasury Regulation section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to Section 3 of Appendix A, and not this
Section 6.

                  (a) For purposes of this Section 6, "Excess Aggregate Contributions" means, with respect to a Plan Year, the excess of:

                           (1) the aggregate amount of the Matching Contributions and nondeductible employee contributions (and any Qualified Nonelective Contributions or Qualified Matching Contributions) and, if taken into account under Section 5 of this Appendix A, the Deferral Amounts actually made on behalf of Highly Compensated Eligible Members for the Plan Year, over

                           (2)      the maximum amount of contributions
                  permitted under the limitations of Section 5 of this Appendix A, determined by reducing contributions made on behalf of Highly Compensated Eligible Members in order of their contribution percentages beginning with the highest of such percentages.

         The determination of the amount of Excess Aggregate Contributions under this Section 6 shall be made after (1) first determining the excess Elective Deferrals under Section 3.1(b) of the Plan and (2) then determining the Excess Deferral Amounts under Section 3 of this Appendix A.

                  (b) Distribution or forfeiture of nondeductible employee contributions or Matching Contributions in the amount of the Excess Aggregate Contributions for any Plan Year shall be made with respect to Highly Compensated Eligible Members on the basis of the dollar amount of the Excess Aggregate Contributions attributable to each Highly Compensated Eligible Member. Forfeitures of Excess Aggregate Contributions may not be allocated to Members whose contributions are reduced under this Section 6. The Plan Sponsor shall determine the amount of Excess Aggregate Contributions which shall be distributed to each Highly Compensated Eligible Member as follows.

                           (1)      The Matching Contributions and
                  nondeductible contributions allocated to the Highly Compensated Eligible Member with the highest dollar amount of such contributions for the Plan Year shall be reduced by the amount required to cause that Highly Compensated Eligible Member's remaining Matching Contributions and nondeductible contributions for the Plan Year to be equal to the dollar amount of such contributions allocated to the Highly Compensated Eligible Member with the next highest dollar amount of Matching Contributions and nondeductible contributions for the Plan Year. This amount is then distributed to the Highly Compensated Eligible Member with the highest dollar amount of Matching Contributions and nondeductible contributions, unless a smaller reduction, when added to the total dollar amount already distributed pursuant to this Subsection (1), equals the total Excess Aggregate Contributions.

                           (2) If the total amount distributed under Subsection (1) is less than the total Excess Aggregate Contributions, the procedure in Subsection (1) shall be repeated successively until the total dollar amount of Matching Contributions and nondeductible contributions distributed is equal to the total Excess Aggregate Contributions attributable to Highly Compensated Eligible Members.

                  If a distribution of the total Excess Aggregate Contributions is made in accordance with Subsections (1) and (2) of this Section, the limitations in Section 5 of this Appendix A shall be treated as being met regardless of whether the actual contribution percentage, if recalculated after such distributions, would have satisfied the requirements of Section 5.

                                   SECTION 7

         Except to the extent limited by rules promulgated by the Secretary of the Treasury, if a Highly Compensated Eligible Member is a participant in any other plan of the Plan Sponsor or any Affiliate which includes Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code
Section 401(k), or nondeductible employee contributions, any contributions made by or on behalf of the Member to the other plan shall be allocated with the same class of contributions under the Plan for purposes of determining the "actual deferral percentage" and "contribution percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code
Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code
Section 4975(e)(7)).

         Except to the extent limited by rules promulgated by the Secretary of the Treasury, if the Plan and any other plans which include Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code
Section 401(k), or nondeductible employee contributions are considered as one plan for purposes of Code Section 401(a)(4) and 410(b)(1), any contributions under the other plans shall be allocated with the same class of contributions under the Plan for purposes of determining the "contribution percentage" and "actual deferral percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code
Section 4975(e)(7)).

                                   APPENDIX B
                           LIMITATION ON ALLOCATIONS

                                   SECTION 1

         The "annual addition" for any Member for any one limitation year may not exceed the lesser of:

                  (a) $30,000 as adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury; or

                  (b)      25% of the Member's Annual Compensation.

                                   SECTION 2

         For the purposes of this Appendix B, the term "annual addition" for any Member means for any limitation year, the sum of certain Plan Sponsor and Member contributions, forfeitures, and other amounts as determined in Code
Section 415(c)(2) in effect for that limitation year.

                                   SECTION 3

         Effective until December 31, 1999, in the event that a Plan Sponsor maintains a defined benefit plan under which a Member also participates, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any limitation year for any Member may not exceed 1.0.

                  (a) The defined benefit plan fraction for any limitation year is a fraction:

                           (1) the numerator of which is the projected annual benefit of the Member under the defined benefit plan (determined as of the close of such year); and

                           (2)      the denominator of which is the lesser of

                                    (A)      the product of 1.25, multiplied by
                           the maximum annual benefit allowable under Code
                           Section 415(b)(1)(A), or

                                    (B)      the product of

                                             (i)      1.4, multiplied by

                                             (ii)     the maximum amount which
                                    may be taken into account under Section
                                    415(b)(1)(B) of the Code with respect to the Member under the defined benefit plan for the limitation year (determined as of the close of the limitation year).

                  (b) The defined contribution plan fraction for any limitation year is a fraction:

                           (1) the numerator of which is the sum of a Member's annual additions as of the close of the year; and

                           (2) the denominator of which is the sum of the lesser of the following amounts determined for the year and for all prior limitation years during which the Member was employed by a Plan Sponsor:

                                    (A)      the product of 1.25, multiplied by
                           the dollar limitation in effect under Code Section 415(c)(1)(A) for the limitation year (determined without regard to Section 415(c)(6) of the Code); or

                                    (B)      the product of

                                            (i)      1.4, multiplied by

                                            (ii)     the amount which may be
                                    taken into account under Code Section
                                    415(c)(1)(B) (or Code Section 415(c)(7), if
                                    applicable) with respect to the Member for the limitation year.

                                   SECTION 4

         For purposes of this Appendix B, the term "limitation year" shall mean a Plan Year unless a Plan Sponsor elects, by adoption of a written resolution, to use any other twelve-month period adopted in accordance with regulations issued by the Secretary of the Treasury. For purposes of applying the limitations set forth in this Appendix B, the term "Plan Sponsor" shall mean a Plan Sponsor and any other corporations which are members of the same controlled group of corporations (as described in Section 414(b) of the Code, as modified by Code Section 415(h)) as is a Plan Sponsor, any other trades or businesses (whether or not incorporated) under common control (as described in Code Section 414(c), as modified by Code Section 415(h)) with a Plan Sponsor, any other corporations, partnerships, or other organizations which are members of an affiliated service group (as described in Section 414(m) of the Code) with a Plan Sponsor, and any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).

                                   SECTION 5

         For purposes of applying the limitations of this Appendix B, all defined contribution plans maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined contribution plan, and all defined benefit plans now or previously maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined benefit plan. In the event any of the actions to be taken pursuant to Section 6 of this Appendix or pursuant to any language of similar import in another defined contribution plan are required to be taken as a result of the annual additions of a Member exceeding the limitations set forth in Section 1 of this Appendix because of the Member's participation in more than one defined contribution plan, the actions shall be taken first with regard to this Plan.

                                   SECTION 6

         In the event that as a result of either the allocation of forfeitures to the Account of a Member or a reasonable error in estimating the Member's Annual Compensation, the annual addition allocated to the Account of a Member exceeds the limitations set forth in Section 1 of this Appendix B or in the event that the aggregate contributions made on behalf of a Member under both a defined benefit plan and a defined contribution plan, subject to the reduction of allocations in other defined contribution plans required by Section 5 of this Appendix B, cause the aggregate limitation fraction set forth in Section 3 of this Appendix B to be exceeded, the Plan Administrator shall, in writing, direct the Trustee to take such of the following actions as the Plan Administrator shall deem appropriate, specifying in each case the amount or amounts of contributions involved:

                  (a) A Member's annual addition shall be reduced by distributing to the Member contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan Section 3.1 with respect to which no contribution is made under Plan Section 3.2 which cause the annual addition to exceed such limitations;

                  (b) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan
         Section 3.1 and contributions of the Plan Sponsor thereon pursuant to Plan Section 3.2 shall be reduced in the amount of the remaining excess. The amount of the reduction under Plan Section 3.1 shall be distributed to the Member. The amount of the reduction under Plan
         Section 3.2 shall be reallocated to the Matching Accounts of Members who are not affected by the limitation in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Plan
         Section 4.1 to the Accounts of such Members;

                  (c) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan
         Section 3.3 shall be reduced in the amount of the remaining excess. The amount of the reduction shall be reallocated to the Accounts of Members who are not affected by the limitations in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Plan Section 4.1 to the Accounts of such Members; and

                  (d) If further reduction is necessary, forfeitures allocated to the Member's Account shall be reduced by the amount of the remaining excess. The amount of the reduction shall be reallocated to the Company Accounts of Members who are not affected by the limitations in the same proportions as the contributions of the Plan Sponsor for the year are allocated to the Company Accounts of such Members;

                  (e) If the contribution of the Plan Sponsor and forfeitures would cause the annual addition to exceed the limitations set forth herein with respect to all Members under the Plan, the portion of such contribution in excess of the limitations shall be segregated in a suspense account. While the suspense account is maintained, (1) no Plan Sponsor contributions under the Plan shall be made which would be precluded by this Appendix B, (2) income, gains and loses of the Fund shall not be allocated to such suspense account and (3) amounts in the suspense account shall be allocated in the same manner as Plan Sponsor contributions and forfeitures under the Plan as of each Valuation Date on which Plan Sponsor contributions may be allocated until the suspense account is exhausted. In the event of the termination of the Plan, the amounts in the suspense account shall be returned to the Plan Sponsor to the extent that such amounts may not then be allocated to the Members' Accounts.

                                   APPENDIX C
                              TOP-HEAVY PROVISIONS

                                   SECTION 1

As used in this Appendix, the following words shall have the following meanings:

         (a) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year, means the last day of the first Plan Year.

         (b) "Key Employee" means an Employee or former Employee (including a Beneficiary of a Key Employee or former Key Employee) who at any time during the Plan Year containing the Determination Date or any of the four
(4) preceding Plan Years is:

                  (1) An officer of the Plan Sponsor or any Affiliate whose Annual Compensation was greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which the Plan year ends, where the term "officer" means an administrative executive in regular and continuous service to the Plan Sponsor or Affiliate; provided, however, than in no event shall the number of officers exceed the lesser of Clause (A) or (B) of this subparagraph (1); where:

                           (A)      equals fifty (50) Employees; and

                           (B)      equals the greater of (i) three (3)
                  Employees or (ii) ten percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next largest integer.

                  (2) One of the ten (10) Employees owning both (A) more than one-half percent (1/2%) of the outstanding stock of the Plan Sponsor or an Affiliate, more than one-half percent (1/2%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, or more than one-half percent (1/2%) of the capital or profits interest in the Plan Sponsor or an Affiliate, and (B) the largest percentage ownership interests in the Plan Sponsor or any of its Affiliates, and whose Annual Compensation is equal to or greater than the amount in effect under Section 1(a) of Appendix B to the Plan for the calendar year in which the Determination Date falls; or

                  (3) An owner of more than five percent (5%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate; or

                  (4) An owner of more than one percent (1%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, and who in such Plan Year had Annual Compensation from the Plan Sponsor and all of its Affiliates of more than $150,000.

Employees other than Key Employees are sometimes referred to in this Appendix as "non-key employees."

         (c)      "Required Aggregation Group" means:

                  (1) each plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401(a) in which a Key Employee is a participant, and

                  (2) each other plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) and which enables any plan described in Subsection (a) of this Section to meet the requirements of Section 401(a)(4) or 410 of the Code.

         (d)      (1)      "Top-Heavy" means:

                           (A) if the Plan is not included in a Required Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                                    (i)      the present value of the
                           cumulative Accrued Benefits under the Plan for all Key Employees exceeds 60 percent of the present value of the cumulative Accrued Benefits under the Plan for all Members; and

                                    (ii)     the Plan, when included in every
                           potential combination, if any, with any or all of:

                                             (I)  any Required Aggregation
                                    Group, and

                                             (II) any plan of the Plan Sponsor
                                    which is not part of any Required
                                    Aggregation Group and which qualifies under Code Section 401 (a)

                           is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

                           (B) if the Plan is included in a Required Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                                    (i)      the Required Aggregation Group is
                           a Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

                                    (ii)     the Required Aggregation Group,
                           when included in every potential combination, if any, with any or all of the plans of the Plan Sponsor and its Affiliates which are not part of the Required Aggregation Group and which qualify under Code Section 401(a), is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection).

                           (C)      For purposes of Subparagraphs (A)(ii) and
                  (B)(ii) of this Paragraph (1), any combination of plans must satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                  (2)      A group shall be deemed to be a Top-Heavy Group if:

                           (A) the sum, as of the Determination Date, of the present value of the cumulative accrued benefits for all Key Employees under all plans included in such group exceeds

                           (B) 60 percent of a similar sum determined for all participants in such plans.

                  (3)      (A)      For purposes of this Section, the present
                           value of the accrued benefit for any participant in a defined contribution plan as of any Determination Date or last day of a plan year shall be the sum of:

                                    (i)      as to any defined contribution
                           plan other than a simplified employee pension, the account balance as of the most recent valuation date occurring within the plan year ending on the Determination Date or last day of a plan year, and

                                    (ii)     as to any simplified employee
                           pension, the aggregate employer contributions, and

                                    (iii)    an adjustment for contributions
                           due as of the Determination Date or last day of a plan year.

                           In the case of a plan that is not subject to the
                  minimum funding requirements of Code Section 412, the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date or last day of the plan year to the extent not included under Clause (i) or (ii) of this Subparagraph (A); provided, however, that in the first plan year of the plan, the adjustment in Clause (iii) of this Subparagraph (A) shall also reflect the amount of any contributions made thereafter that are allocated as of a date in such first plan year. In the case of a plan that is subject to the minimum funding requirements, the account balance in Clause (i) and the aggregate contributions in Clause (ii) of this Subparagraph (A) shall include contributions that would be allocated as of a date not later than the Determination Date or last day of a plan year, even though those amounts are not yet required to be contributed, and the adjustment in Clause
                  (iii) of this Subparagraph (A) shall be the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code Section 412(c)(10) to the extent not included under Clause (i) or (ii) of this Subparagraph (A).

                           (B) For purposes of this Subsection, the present value of the accrued benefit for any participant in a defined benefit plan as of any Determination Date or last day of a plan year must be determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date or last day of a plan year as if such participant terminated as of such valuation date; provided, however, that in the first plan year of a plan, the present value of the accrued benefit for a current participant must be determined either (i) as if the participant terminated service as of the Determination Date or last day of a plan year or (ii) as if the participant terminated service as of such valuation date, but taking into account the estimated accrued benefit as of the Determination Date or last day of a plan year. For purposes of this Subparagraph (B), the valuation date must be the same valuation date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year. The actuarial assumptions utilized in calculating the present value of the accrued benefit for any participant in a defined benefit plan for purposes of this Subparagraph (B) shall be established by the Plan Administrator after consultation with the actuary for the plan, and shall be reasonable in the aggregate and shall comport with the requirements set forth by the Internal Revenue Service in Q&A T-26 and T-27 of Regulation Section 1.416-1; provided that, the accrued benefit for any participant (other than a Key Employee) in a defined benefit plan shall be determined in accordance with Code Section 416(g)(4)(F).

                           (C) For purposes of determining the present value of the cumulative accrued benefit under a plan for any participant in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the participant (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the Plan, during the 5-year period ending on the Determination Date or last day of the plan year that falls within the calendar year in which the Determination Date falls.

                           (D)      For purposes of this Paragraph (3),
                  participant contributions which are deductible as "qualified retirement contributions" within the meaning of Code Section 219 or any successor, as adjusted to reflect income, gains, losses, and other credits or charges attributable thereto, shall not be considered to be part of the accrued benefits under any plan.

                           (E) For purposes of this Paragraph (3), if any employee is not a Key Employee with respect to any plan for any plan year, but such employee was a Key Employee with respect to such plan for any prior plan year, any accrued benefit for such employee shall not be taken into account.

                           (F) For purposes of this Paragraph (3), if any employee has not performed any service for any Plan Sponsor or Affiliate maintaining the plan during the five-year period ending on the Determination Date, any accrued benefit for that employee shall not be taken into account.

                           (G)      (i)      In the case of an "unrelated
                           rollover" (as defined below) between plans which qualify under Code Section 401(a), (a) the plan providing the distribution shall count the distribution as a distribution under Subparagraph
                           (C) of this Paragraph (3), and (b) the plan accepting the distribution shall not consider the distribution part of the accrued benefit under this Section; and

                                    (ii)     in the case of a "related
                           rollover" (as defined below) between plans which qualify under Code Section 401(a), (a) the plan providing the distribution shall not count the distribution as a distribution under Subparagraph
                           (C) of this Paragraph (3), and (b) the plan accepting the distribution shall consider the distribution part of the accrued benefit under this Section.

For purposes of this Subparagraph (G), an "unrelated rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is both initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer where the employers are not Affiliates. For purposes of this Subparagraph (G), a "related rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is either not initiated by the participant or made to a plan maintained by the employer or an Affiliate.

                                   SECTION 2

                  (a) Notwithstanding anything contained in the Plan to the contrary, except as otherwise provided in Subsection (b) of this Section, in any Plan Year during which the Plan is Top-Heavy, allocations of Plan Sponsor contributions and forfeitures for the Plan Year for the Account of each Member who is not a Key Employee and who has not separated from service with the Plan Sponsor prior to the end of the Plan Year shall not be less than three percent (3%) of the Member's Annual Compensation. The Plan Sponsor shall make such allocations to each Member who is not a Key Employee regardless of whether such Member has declined to make a contribution to the Plan. For purposes of this Subsection (a), an allocation to a Member's Account resulting from any Plan Sponsor contribution attributable to a salary reduction or similar arrangement shall not be taken into account.

                  (b) The percentage referred to in Subsection (a) of this Section for any Plan Year shall not exceed the percentage at which allocations are made or required to be made under the Plan for the Plan Year for the Key Employee for whom the percentage is highest for the Plan Year. The Plan operator shall make such allocations to each member who is not a key Employee regardless of whether such member has declined to make a contribution to the Plan.

                           (1) For purposes of this Subsection (b), all defined contribution plans which are members of a Required Aggregation Group shall be treated as part of the Plan.

                           (2) This Subsection (b) shall not apply to any plan which is a member of a Required Aggregation Group if the plan enables a defined benefit plan which is a member of the Required Aggregation Group to meet the requirements of Code
                  Section 401(a)(4) or 410.

                           (3) If the Plan Sponsor maintains a defined benefit plan which is qualified under Code Section 401(a) and which would be Top-Heavy within the meaning of the Plan for its plan year ending within or coincident with the Plan Year, no allocation shall be made pursuant to Subsection (a) of this Section on behalf of any Member who participates in the defined benefit plan and acquires a year of service within the meaning of paragraphs (4), (5) and (6) of Code Section 411(a) under the defined benefit plan for the plan year, if the defined benefit plan provides generally that the accrued benefit of the member when expressed as an annual retirement benefit shall not, when expressed as a percentage of the Member's compensation, be less than the lesser of (A) 2 percent multiplied by the number of such years of service in plan years during which such plan was Top-Heavy, or (B) 20 percent.

                                   SECTION 3

         Effective until December 31, 1999, in any limitation year (as defined in Section 4 of Appendix B to the Plan) which contains any portion of a Plan Year in which the Plan is Top-Heavy, the number "1.0" shall be substituted for the number "1.25" in Section 3 of Appendix B to the Plan.

                                   APPENDIX D
                                 SPECIAL RULES

                                   SECTION 1
                                  DEFINITIONS

         (a) "CompMed Employee" means an individual who was an Employee of CompMed, Inc. immediately before January 1, 1994.

         (b)      "CompMed Plan" means the CompMed, Inc. 401(k) Savings Plan.

         (c)      "Gottlieb Plan" means the GFS 401(k) Savings Plan.

         (d) "MMNE Plan" means the Medical Management of New England, Inc. 401(k) Salary Savings Retirement Plan.

                                   SECTION 2
                      SPECIAL RULES FOR GOTTLIEB EMPLOYEES

         (a) Any Member who was a participant in the Gottlieb Plan immediately before January 1, 1994 shall have the same number of Years of Service under the Plan as he had under the Gottlieb Plan. In addition, for the Plan Year beginning January 1, 1994, any such Member shall be given credit for the greater of the period of Service he would have received under the terms of the Gottlieb Plan or the period of Service he would receive as a participant in the Plan. For the Plan Year beginning January 1, 1995, and for all subsequent years, the Years of Service for any such Member will be credited in accordance with the terms of the Plan.

         (b) For any Member who was a participant in the Gottlieb Plan immediately before January 1, 1994, "Normal Retirement Age" means age 59 1/2.

                                   SECTION 3
                      SPECIAL RULES FOR COMPMED EMPLOYEES

         (a) Any Member who was a participant in the CompMed Plan immediately before January 1, 1994 shall have the same number of Years of Service under the Plan as he had under the CompMed Plan. In addition, for the Plan Year beginning January 1, 1994, any such Member shall be given credit for the greater of the period of Service he would have received under the terms of the CompMed Plan or the period of Service he would receive as a participant in the Plan. For the Plan Year beginning January 1, 1995, and for all subsequent years, the Years of Service for any such Member will be credited in accordance with the terms of the Plan.

         (b) For any CompMed Employee, "Eligibility Service" shall be as defined in the CompMed Plan.

                                   SECTION 4
                        SPECIAL RULES FOR MMNE EMPLOYEES

         (a) Any Member who was a participant in the MMNE Plan immediately before January 1, 1994 shall have the same number of Years of Service under the Plan as he had under the MMNE Plan. In addition, for the Plan Year beginning January 1, 1994, any such Member shall be given credit for the greater of the period of Service he would have received under the terms of the MMNE Plan or the period of Service he would receive as a participant in the Plan. For the Plan Year beginning January 1, 1995, and for all subsequent years, the Years of Service for any such Member will be credited in accordance with the terms of the Plan.

         (b) Any Member who was a participant in the MMNE Plan immediately before January 1, 1994 shall be 25% vested after the completion of one Year of Service.

         (c) For any Member who was a participant in the MMNE Plan immediately before January 1, 1994 and who completes 2 Years of Service, such Member may request a withdrawal of any vested amounts from his Matching Account by submitting such request to the Plan Administrator according to normal administrative procedures. Upon receipt of such request, the Plan Administrator will provide for such distribution at a reasonable time and in a reasonable manner.


                                      D-2